UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-8352

LKCM Funds
(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
(Address of principal executive offices) (Zip code)

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006
(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2012

Item 1. Reports to Stockholders.

LKCM
FUNDS

LKCM Small Cap Equity Fund
LKCM Small-Mid Cap Equity Fund
LKCM Equity Fund
LKCM Balanced Fund
LKCM Fixed Income Fund

Annual Report
December 31, 2012

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds:

						Five Year	Ten Year	Avg.
					One Year	Average	Average	Annual
					Total	Annualized	Annualized	Total
			Net	Gross	Return	Return	Return	Return
	Inception	NAV @	Expense	Expense	Ended	Ended	Ended	Since
Funds	Dates	12/31/12	Ratio*, **	Ratio**	12/31/12	12/31/12	12/31/12	Incept.
LKCM Equity Fund –
Institutional Class	1/3/96	$17.62	0.81%	1.00%	15.69%	4.04%	7.83%	7.47%
S&P 500 Index1					16.00%	1.66%	7.10%	6.95%
LKCM Small Cap Equity Fund –
Institutional Class	7/14/94	$22.69	N/A	0.96%	9.74%	4.24%	10.20%	10.71%
Russell 2000 Index2					16.35%	3.56%	9.72%	8.40%
LKCM Small Cap Equity Fund –
Adviser Class	6/5/03	$22.07	N/A	1.21%	9.45%	3.97%	N/A	9.25%
Russell 2000 Index2					16.35%	3.56%	N/A	8.10%
LKCM Small-Mid Cap Equity Fund –
Institutional Class	5/2/11	$9.68	1.01%	2.15%	9.26%	N/A	N/A	-1.92%
Russell 2500 Index3					17.88%	N/A	N/A	1.64%
LKCM Balanced Fund	12/30/97	$16.11	0.80%	1.14%	12.20%	4.73%	7.21%	5.46%
S&P 500 Index1					16.00%	1.66%	7.10%	4.47%
Barclays U.S. Intermediate
Government/Credit Bond Index4					3.89%	5.18%	4.62%	5.58%
LKCM Fixed Income Fund	12/30/97	$11.23	0.65%	0.72%	5.44%	5.81%	4.67%	5.30%
Barclays U.S. Intermediate
Government/Credit Bond Index4					3.89%	5.18%	4.62%	5.58%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*
The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund to maintain designated expense ratios through April 30, 2013.  Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced.  Investment performance is based upon the net expense ratio.

**
Expense ratios above are as of December 31, 2011, the Funds’ prior fiscal year end, as reported in the Funds’ most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

1
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2	The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index.
3	The Russell 2500 Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index.
4
The Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: These indices defined above are not available for direct investment.

2012 Review

In many ways, the storyline of 2012 was the myopic focus on “tail risk,” which generally refers to events that are not likely, but are possible. A year ago, the list of tail risks included a hard economic landing in China, countries being expelled from the European Monetary Union, war in the Middle East and a disastrous domestic fiscal crunch.  While none of these events came to pass, there was continuous concern of calamity around the next corner.  Not unexpectedly, a pattern developed in the equity market where a relief rally ensued as the specter of each crisis faded.  With the looming debt ceiling debate and sequestration onset scheduled in the first quarter of 2013, this pattern appears likely to continue in the short-run.

Early in 2012, global manufacturing data were better than expected, which helped fuel a strong equity market rally during the first quarter. The second quarter of 2012 was marked by a stall in manufacturing data, a cut in Chinese economic growth expectations and an increasing probability that Greece would exit the European Economic and Monetary Union.  Last year marked the third consecutive year in which the equity market weakened during the summer over concern of sagging economic growth.  A combination of further monetary easing by the Federal Reserve Bank and the European Central Bank in the third quarter of 2012 helped increase equity prices.

Beginning in the fall, our research revealed an increasing tendency for companies to delay significant capital decisions until resolution of the “fiscal cliff”.  Although the most recent readings of manufacturing data are mixed, our research indicates we may see positive signs that manufacturing activity is improving early in 2013.  We believe there are already early signs of a potential mini-renaissance in U.S. manufacturing as companies begin to bring many of these jobs back onshore.  The shift to Asian manufacturing in the 1990’s was driven by cheaper labor and occurred at a time when oil was closer to $25 per barrel rather than $100 per barrel.  Companies are citing time to market, quality, high energy costs and lower labor contribution to products as the impetus to bring manufacturing back to the United States.

We believe the quasi-resolution of the fiscal cliff reflected the current Washington D.C. model to reach for the lowest common denominator while deferring substantive progress.  While a bevy of tax changes prevented an increase in tax rates across the board, Congress fell short of addressing spending cuts including sequestration.  We believe these crucial items may instead be held hostage to the federal debt ceiling debate which is expected to occur over the first few months of 2013.

2013 Outlook

We believe the global economy is entering 2013 with a slight increase in momentum.  The increased activity appears to be driven by the corporate sector which slowed in the middle of 2012 as concerns over the EuroZone and China intensified.  Domestically, the corporate sector has been gripped by uncertainty around the Presidential election, fiscal cliff and tax issues.  Policy actions in China have bolstered its economic growth forecast for 2013 and the European Central Bank’s actions in the second half of last year appear to have temporarily arrested further deterioration in the economic outlook for the EuroZone.  Offsetting the benefit of the modest uptick in global growth are the home-grown issues of higher payroll taxes and a patchwork of additional tax increases.  Our current forecast suggests that real Gross Domestic Product will grow between 2.0% and 2.4% in 2013, although we expect the growth to be back-end loaded.

We expect the negative real interest rate environment will remain an economic tailwind in 2013.  Our base case is that the Federal Reserve’s conditional thresholds for higher interest rates of unemployment below 6.5% and inflation above 2.5% will not be met in 2013.  This is not a deviation from the consensus forecast of many market observers.  However, we stand apart from consensus in that we would not be surprised if capital markets began to focus more intently on this issue and discount higher rates towards the end of 2013.  Current data such as average hourly earnings, excess manufacturing capacity and low velocity of the money stock suggest that inflation is not a near-term threat. With global growth accelerating, particularly with better economic data from China, we believe inflation expectations could rise in the marketplace during 2013 even though there are few indications of inflationary pressure today.

Although we have previously mentioned housing as a positive force for economic growth, we remain in the early stages of this development. We believe home prices have stabilized and begun to move higher.  The monthly supply of new homes was approximately 4.9 months at year-end, well below the long-term average.  The 30-year conventional mortgage rate rests at all-time lows.  In our view, housing has the potential to add 1.0% growth to Gross Domestic Product in 2013.  While this may represent a best case scenario, we believe there is little question that housing will positively impact the economy in 2013 to a greater degree than 2012.

Housing continues to positively impact consumer sentiment, and the wealth effect of housing helps sustain our continued outlook for positive consumer spending.  Examining the domestic economy, we find that there has been little net deleveraging.  However, there has been a significant shift of leverage from the private to the public sector.  This has contributed to robust consumer spending, although the 2% payroll tax cut expiration on January 1, 2013, translates directly into a tax increase on discretionary income for a majority of paycheck earners in the country.  Consistent with the nation’s approach to many difficult issues, Congress opted to bolster the consumer at the expense of the nation’s fiscal situation.  However, this is largely an exercise in semantics.  The private sector remains on the hook for public debt and ultimately pays the price through a combination of higher taxes, reduced services or inflation.

Although corporate profits registered a new high in 2012, we believe that it was valuation expansion which drove the equity market return.  Earnings for the Standard & Poor’s 500 Index grew an estimated 3.0% in 2012 compared to the index return of 16.0% for the year.  Although the Standard & Poor’s 500 Index’s earnings multiple of approximately 13.8X at year-end, based on trailing twelve month earnings, represents some multiple expansion in 2012, we are comfortable with the current market valuation.  Our forecast for 2013 is for higher earnings growth, but less multiple expansion compared with 2012.  The greatest risk to our outlook would be disappointing corporate earnings resulting from a combination of weaker consumer spending than expected, follow-on effects of the fiscal cliff debate and a surge in inflation.

We continue to anticipate a significant reallocation from bond funds into equity funds.  Over the past four years, investors have plowed more than $1 trillion into bond mutual funds while withdrawing $500 billion from domestically oriented equity mutual funds.  We believe this action is simply a reflection of stock price action from October 2007 through the March 2009 low in the equity market.  However, since January 2009, the Standard & Poor’s 500 Index has posted a 14% compounded annual return, or roughly double the average of the past fifty years.  In contrast, the compounded annual return on 10-Year U.S. Treasury bonds is 4.0% over this same time period.  Given our view that equity valuations are attractive and bond valuations are less attractive, we maintain our cautious stance on the bond market.  When rates begin to rise, there is likely to be a large asset allocation shift from bonds to equities.  This may not be a 2013 event, but if our view on growing inflationary concerns unfolds in 2013, we think the markets will move meaningfully closer to reversing the equities-to-bonds money flow.

LKCM Equity Fund

The LKCM Equity Fund performed in line with the S&P 500 Index for the year ended December 31, 2012.  The Fund’s performance relative to the benchmark benefited from stock selection in the Consumer Discretionary, Healthcare and Materials sectors, while stock selection in the Financials and Information Technology sectors detracted from the Fund’s relative performance.  Our decision to overweight the Consumer Discretionary sector and underweight the Energy sector also enhanced the Fund’s performance relative to the benchmark, but our underweight position in the Financials sector detracted from the Fund’s relative performance.  We believe the Fund’s concentration on quality companies can provide an opportunity to add value for the Fund and its shareholders in the upcoming year.

Total Return Year Ended
December 31, 2012
LKCM Equity Fund	15.69%
S&P 500 Index	16.00%

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund underperformed the Russell 2000 Index during the year ended December 31, 2012.  The Fund’s underperformance relative to the benchmark primarily resulted from our stock selection decisions, as our sector allocation decisions benefited the Fund’s returns.  Stock selection in the Consumer Discretionary, Financials and Information Technology sectors detracted from the Fund’s relative performance, while our stock selection in the Healthcare sector benefited the Fund’s relative performance.  Our decision to overweight the Consumer Discretionary sector benefited the Fund’s relative performance.  Overall, we believe 2012 was a year in which the market was not interested in the companies identified by our small cap investment strategy, as our investments did not appreciate to the same degree as the benchmark.

Total Return Year Ended
December 31, 2012
LKCM Small Cap Equity Fund – Institutional Class	9.74%
Russell 2000 Index	16.35%

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund underperformed the Russell 2500 Index during the year ended December 31, 2012.  The Fund’s underperformance relative to the benchmark primarily resulted from our stock selection decisions.  Stock selection in the Energy, Industrials, Materials and Financials sectors detracted from the Fund’s relative performance, while our stock selection in the Information Technology sector slightly benefited the Fund’s relative performance.  Our sector allocation decisions did not have a meaningful impact on the Fund’s performance relative to the benchmark.  Overall, we believe 2012 was a year in which the market was not interested in the companies identified by our small-mid cap investment strategy, as our investments did not appreciate to the same degree as the benchmark.

Total Return Year Ended
December 31, 2012
LKCM Small-Mid Cap Equity Fund	9.26%
Russell 2500 Index	17.88%

LKCM Balanced Fund

The LKCM Balanced Fund’s blend of equity and fixed income securities, along with stock selection, benefited the Fund’s performance during the year ended December 31, 2012.  Our stock selection decisions in the Healthcare, Consumer Discretionary and Materials sectors were positive to the Fund’s relative performance, while stock selection decisions in the Financials, Industrials and Information Technology sectors detracted from the Fund’s relative performance.  The Fund continued to focus its holdings of fixed income securities on investment grade corporate bonds, which generated income for the Fund and helped reduce the overall volatility of the Fund’s performance during the year.

Total Return Year Ended
December 31, 2012
LKCM Balanced Fund	12.20%
S&P 500 Index	16.00%
Barclays U.S. Intermediate Government/Credit Bond Index	3.89%

LKCM Fixed Income Fund

The LKCM Fixed Income Fund outperformed its benchmark, the Barclays Intermediate Government/Credit Bond Index, during the year ended December 31, 2012, advancing 5.44% versus 3.89% for the benchmark.  During the year, the corporate market continued to be bolstered by strong balance sheets and cash flow metrics and investors searched for yield, causing spreads relative to Treasuries to tighten further and yields to decline throughout much of the year.  The Fund’s primary corporate bond focus, along with an overweighting in the

Financials sector, were additive to relative performance as the healing of the Financials sector continued and U.S. Treasury and Agency issues lagged despite the Federal Reserve’s extraordinary quantitative easing measures.  The Fund was defensively postured with a 3.6 year average duration relative to the 3.9 average duration of the benchmark, which detracted from the Fund’s relative performance as longer duration issues continued to outperform their shorter duration counterparts.  We believe the Fund’s investment emphasis on a diversified portfolio of high-quality, short-to-intermediate duration corporate bonds has the Fund well-positioned in this increasingly dynamic market environment.

Total Return Year Ended
December 31, 2012
LKCM Fixed Income Fund	5.44%
Barclays U.S. Intermediate Government/Credit Bond Index	3.89%

J. Luther King, Jr., CFA, CIC
February 1, 2013

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 15-27 of the report for more information on Fund holdings.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk.  Principal loss is possible.  Past performance is not a guarantee of future results.  Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is greater for longer-term debt securities.  These risks are discussed in the Fund’s summary and statutory prospectuses.

Current and future portfolio holdings are subject to risk.

Diversification does not assure a profit nor protect against loss in a declining market.

Earnings growth is not a measure of the Fund’s future performance.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Earnings multiple:  The earnings multiple of a stock, also called the price/earnings (P/E) ratio, is the share price divided by the earnings per share.  The earnings multiple is often based on the prior twelve months of earnings data.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Small Cap Equity Fund as of December 31, 2012 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2012)

	Past	Past	Past	Since
	1 Year	5 Years(1)	10 Years(1)	Inception(1)(2)
LKCM Small Cap Equity Fund – Institutional Class	9.74%	4.24%	10.20%	10.71%
Russell 2000 Index	16.35%	3.56%	9.72%	8.40%
Lipper Small-Cap Core Funds Index	15.94%	3.96%	9.70%	9.55%
(1)	Annualized.
(2)	July 14, 1994

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND – INSTITUTIONAL CLASS
(for the ten years ended December 31, 2012)

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2012)

	Past	Past	Past	Since
	1 Year	3 Years(1)	5 Years(1)	Inception(1)(2)
LKCM Small Cap Equity Fund – Adviser Class	9.45%	14.80%	3.97%	9.25%
Russell 2000 Index	16.35%	12.25%	3.56%	8.10%
Lipper Small-Cap Core Funds Index	15.94%	11.92%	3.96%	8.89%
(1)	Annualized.
(2)	June 5, 2003

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND – ADVISER CLASS
(for the period from June 5, 2003 through December 31, 2012)

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Small-Mid Cap Equity Fund as of December 31, 2012 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses.  One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2012)

	Past	Since
	1 Year	Inception(1)(2)
LKCM Small-Mid Cap Equity Fund – Institutional Class	9.26%	-1.92%
Russell 2500 Index	17.88%	1.64%
Lipper Small-Cap Core Funds Index	15.94%	0.67%
(1)	Annualized.
(2)	May 2, 2011

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL-MID CAP EQUITY FUND – INSTITUTIONAL CLASS
(for the period from May 2, 2011 to December 31, 2012)

The Russell 2500 Index is an unmanaged index consisting of the 2,500 smallest companies in the Russell 3000 Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Equity Fund as of December 31, 2012 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2012)

	Past	Past	Past	Since
	1 Year	5 Years(1)	10 Years(1)	Inception(1)(2)
LKCM Equity Fund – Institutional Class	15.69%	4.04%	7.83%	7.47%
S&P 500 Index	16.00%	1.66%	7.10%	6.95%
Lipper Large-Cap Core Funds Index	15.32%	0.97%	6.13%	6.03%
(1)	Annualized.
(2)	January 3, 1996

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM EQUITY FUND – INSTITUTIONAL CLASS
(for the ten years ended December 31, 2012)

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lipper Large-Cap Core Funds Index is an index of large cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Balanced Fund as of December 31, 2012 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2012)

	Past	Past	Past	Since
	1 Year	5 Years(1)	10 Years(1)	Inception(1)(2)
LKCM Balanced Fund	12.20%	4.73%	7.21%	5.46%
Barclays U.S. Intermediate Government/Credit Bond Index	3.89%	5.18%	4.62%	5.58%
S&P 500 Index	16.00%	1.66%	7.10%	4.47%
Lipper Mixed-Asset Target Allocation Growth Funds Index	13.67%	2.65%	6.96%	5.30%
(1)	Annualized.
(2)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM BALANCED FUND
(for the ten years ended December 31, 2012)

The Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index consisting of funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Fixed Income Fund as of December 31, 2012 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2012)

	Past	Past	Past	Since
	1 Year	5 Years(1)	10 Years(1)	Inception(1)(2)
LKCM Fixed Income Fund	5.44%	5.81%	4.67%	5.30%
Barclays U.S. Intermediate Government/Credit Bond Index	3.89%	5.18%	4.62%	5.58%
Lipper Short Intermediate Investment-Grade Debt Funds Index	5.01%	4.72%	4.08%	4.88%
(1)	Annualized.
(2)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM FIXED INCOME FUND
(for the ten years ended December 31, 2012)

The Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an index of short intermediate investment grade mutual funds tracked by Lipper, Inc.

LKCM Funds Expense Example — December 31, 2012

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/12-12/31/12).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced and Fixed Income Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund – Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/12	12/31/12	7/1/12 – 12/31/12
Actual	$1,000.00	$1,042.20	$4.83
Hypothetical (5% return before expense)	$1,000.00	$1,020.41	$4.77

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	LKCM Small Cap Equity Fund – Adviser Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/12	12/31/12	7/1/12 – 12/31/12
Actual	$1,000.00	$1,040.80	$6.10
Hypothetical (5% return before expense)	$1,000.00	$1,019.15	$6.04

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	LKCM Small-Mid Cap Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/12	12/31/12	7/1/12 – 12/31/12
Actual	$1,000.00	$1,034.20	$5.11
Hypothetical (5% return before expense)	$1,000.00	$1,020.11	$5.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/12	12/31/12	7/1/12 – 12/31/12
Actual	$1,000.00	$1,084.10	$4.19
Hypothetical (5% return before expense)	$1,000.00	$1,021.11	$4.06

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/12	12/31/12	7/1/12 – 12/31/12
Actual	$1,000.00	$1,046.70	$4.12
Hypothetical (5% return before expense)	$1,000.00	$1,021.11	$4.06

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/12	12/31/12	7/1/12 – 12/31/12
Actual	$1,000.00	$1,025.40	$3.31
Hypothetical (5% return before expense)	$1,000.00	$1,021.87	$3.30

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — December 31, 2012

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund	LKCM Balanced Fund

LKCM Fixed Income Fund

LKCM Small Cap Equity Fund
Schedule of Investments
December 31, 2012

COMMON STOCKS - 97.6%	Shares	Value

Aerospace & Defense - 2.4%
Hexcel Corporation (a)	516,200	$13,916,752
Teledyne Technologies Incorporated (a)	108,720	7,074,410
		20,991,162
Auto Components - 1.2%
Group 1 Automotive, Inc.	169,130	10,484,369

Automobiles - 0.8%
Thor Industries, Inc.	175,177	6,556,875

Banks - 8.7%
Community Bank System, Inc.	377,430	10,326,485
First Horizon National Corporation	1,189,395	11,786,904
Hancock Holding Company	138,330	4,390,594
Home Bancshares Inc.	268,825	8,876,602
Prosperity Bancshares, Inc.	232,425	9,761,850
Texas Capital Bancshares, Inc. (a)	261,240	11,708,777
UMB Financial Corporation	200,443	8,787,421
Umpqua Holdings Corporation	812,550	9,579,964
		75,218,597

Biotechnology - 0.8%
Exact Sciences Corp. (a)	619,830	6,564,000

Building Products - 0.8%
Armstrong World Industries, Inc.	142,830	7,245,766

Capital Markets - 1.3%
Greenhill & Co., Inc.	218,675	11,368,913

Commercial Services & Supplies - 1.0%
Insperity, Inc.	273,300	8,898,648

Communications Equipment - 4.7%
Ciena Corporation (a)	654,225	10,271,333
Infinera Corporation (a)	543,500	3,157,735
Ixia (a)	625,250	10,616,745
Loral Space & Communications Inc.	120,475	6,585,163
NICE Systems Limited - ADR (a) (b)	293,745	9,834,583
		40,465,559
Consumer Finance - 2.0%
Cash America International, Inc.	172,900	6,858,943
First Cash Financial Services, Inc. (a)	216,301	10,732,856
		17,591,799
Containers & Packaging - 1.1%
Silgan Holdings Inc.	225,575	9,381,664

Electrical Equipment & Instruments - 4.8%
Belden Inc.	294,325	13,241,682
Franklin Electric Co., Inc.	187,915	11,682,675
Thermon Group Holdings Inc. (a)	377,520	8,505,526
Woodward Inc.	207,195	7,900,345
		41,330,228
Electronic Equipment & Instruments - 1.4%
FARO Technologies, Inc. (a)	117,800	4,203,104
Mercury Computer Systems, Inc. (a)	80,200	737,840

Electronic Equipment & Instruments - 1.4%
National Instruments Corporation	268,000	6,917,080
		11,858,024
Energy Equipment & Services - 0.9%
Atwood Oceanics, Inc. (a)	160,925	7,368,756

Food & Drug Retailing - 1.0%
Casey’s General Stores, Inc.	164,465	8,733,092

Health Care Equipment & Supplies - 7.1%
Cyberonics, Inc. (a)	233,290	12,254,724
DexCom Inc. (a)	700,900	9,539,249
Endologix, Inc. (a)	747,913	10,650,281
Integra LifeSciences Holdings (a)	263,350	10,262,749
MWI Veterinary Supply, Inc. (a)	131,100	14,421,000
The Spectranetics Corporation (a)	299,353	4,421,444
		61,549,447
Health Care Providers & Services - 5.0%
Computer Programs and Systems, Inc.	185,675	9,346,879
Health Management
Associates Inc. - Class A (a)	1,112,330	10,366,916
HMS Holdings Corporation (a)	411,620	10,669,190
Team Health Holdings, Inc. (a)	427,275	12,292,702
		42,675,687
Household Durables - 1.9%
Select Comfort Corporation (a)	370,050	9,684,209
Tempur-Pedic International Inc. (a)	222,450	7,004,950
		16,689,159
Industrial Conglomerates - 1.4%
Raven Industries, Inc.	248,200	6,542,552
Rexnord Corp. (a)	253,445	5,398,379
		11,940,931
Insurance - 1.6%
AmTrust Financial Services, Inc.	469,990	13,484,013

Internet Software & Services - 1.6%
LivePerson, Inc. (a)	495,195	6,506,862
LogMeIn, Inc. (a)	345,025	7,732,010
		14,238,872
IT Consulting & Services - 1.0%
Acxiom Corporation (a)	481,230	8,402,276

Machinery - 6.3%
Actuant Corporation - Class A	385,950	10,771,865
Barnes Group Inc.	358,800	8,058,648
Chart Industries, Inc. (a)	104,530	6,969,015
CLARCOR Inc.	146,150	6,983,047
The Middleby Corporation (a)	105,920	13,580,003
Westport Innovations Inc. (a) (b)	285,521	7,626,266
		53,988,844
Marine - 1.2%
Kirby Corporation (a)	160,925	9,959,648

The accompanying notes are an integral part of these financial statements.

LKCM Small Cap Equity Fund
Schedule of Investments, Continued
December 31, 2012

COMMON STOCKS	Shares	Value

Media - 1.2%
Cinemark Holdings, Inc.	403,475	$10,482,280

Metals & Mining - 3.2%
Carpenter Technology Corporation	192,675	9,947,810
Commercial Metals Company	717,450	10,661,307
Walter Energy, Inc.	192,770	6,916,588
		27,525,705
Oil & Gas & Consumable Fuels - 6.7%
Approach Resources Inc. (a)	441,003	11,029,485
Comstock Resources, Inc. (a)	513,470	7,768,801
Gulfport Energy Corporation (a)	356,920	13,641,482
Kodiak Oil & Gas Corporation (a) (b)	949,775	8,405,509
Oasis Petroleum Inc. (a)	274,470	8,728,146
Rosetta Resources, Inc. (a)	176,273	7,995,743
		57,569,166
Pharmaceuticals - 2.4%
Akorn, Inc. (a)	836,234	11,172,086
IMPAX Laboratories, Inc. (a)	457,205	9,368,131
		20,540,217
Real Estate - 0.5%
FirstService Corporation (a) (b)	143,210	4,047,115

Semiconductor Equipment & Products - 0.9%
Cirrus Logic, Inc. (a)	270,270	7,829,722

Software - 6.4%
ACI Worldwide, Inc. (a)	270,835	11,832,781
Aspen Technology, Inc. (a)	612,730	16,935,857
Interactive Intelligence Group, Inc. (a)	330,600	11,088,324
MicroStrategy Incorporated - Class A (a)	79,187	7,394,482
Pegasystems Inc.	333,683	7,567,931
		54,819,375
Specialty Retail - 6.0%
bebe stores, inc.	408,800	1,631,112
DSW Inc. - Class A	183,800	12,073,822
Genesco Inc. (a)	167,725	9,224,875
GNC Holdings, Inc. - Class A	189,310	6,300,237
Monro Muffler Brake, Inc.	223,933	7,830,937
Sonic Automotive, Inc. - Class A	687,950	14,371,275
		51,432,258
Textiles, Apparel & Luxury Goods - 4.8%
The Children’s Place Retail Stores, Inc. (a)	170,470	7,550,116
Crocs, Inc. (a)	531,400	7,646,846
Fifth & Pacific Companies, Inc. (a)	943,700	11,749,065
Oxford Industries, Inc.	123,015	5,702,976
Wolverine World Wide, Inc.	207,050	8,484,909
		41,133,912
Thrifts & Mortgage Finance - 1.1%
Capitol Federal Financial Inc.	850,050	9,937,085

Trading Companies & Distributors - 3.8%
Beacon Roofing Supply, Inc. (a)	329,155	10,954,278

Trading Companies &
Distributors - 3.8, Continued
Kaman Corporation	260,225	9,576,280
WESCO International, Inc. (a)	176,200	11,881,166
		32,411,724
Wireless Telecommunication Services - 0.6%
Leap Wireless International, Inc. (a)	824,400	5,482,260

TOTAL COMMON STOCKS
(Cost $672,127,332)		840,197,148

SHORT-TERM INVESTMENT - 1.9%

Money Market Fund (c) - 1.9%
Federated Government Obligations Fund -
Institutional Shares, 0.01%	16,166,526	16,166,526

TOTAL SHORT-TERM INVESTMENT
(Cost $16,166,526)		16,166,526

Total Investments - 99.5%		856,363,674
(Cost $688,293,858)
Other Assets in Excess of Liabilities - 0.5%		4,358,368
TOTAL NET ASSETS - 100.0%		$860,722,042

ADR  American Depository Receipt.
(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Small-Mid Cap Equity Fund
Schedule of Investments
December 31, 2012

COMMON STOCKS - 96.1%	Shares	Value

Aerospace & Defense - 4.4%
BE Aerospace, Inc. (a)	107,560	$5,313,464
Hexcel Corporation (a)	206,400	5,564,544
		10,878,008
Auto Components - 1.6%
Group 1 Automotive, Inc.	66,100	4,097,539

Banks - 9.6%
Comerica Incorporated	168,030	5,098,031
First Horizon National Corporation	375,200	3,718,232
Prosperity Bancshares, Inc.	106,945	4,491,690
Texas Capital Bancshares, Inc. (a)	63,905	2,864,222
UMB Financial Corporation	102,750	4,504,560
Umpqua Holdings Corporation	275,055	3,242,898
		23,919,633
Capital Markets - 2.1%
Affiliated Managers Group, Inc. (a)	41,210	5,363,482

Chemicals - 1.6%
FMC Corporation	68,395	4,002,475

Communications Equipment - 2.9%
Ciena Corporation (a)	325,350	5,107,995
NICE Systems Limited - ADR (a) (b)	65,780	2,202,314
		7,310,309
Construction Materials - 1.7%
Vulcan Materials Company	83,720	4,357,626

Consumer Finance - 1.7%
First Cash Financial Services, Inc. (a)	87,765	4,354,899

Distributors - 2.6%
LKQ Corporation (a)	312,320	6,589,952

Electrical Equipment & Instruments - 5.1%
AMETEK, Inc.	154,275	5,796,112
Belden Inc.	153,045	6,885,494
		12,681,606
Electronic Equipment & Instruments - 3.3%
National Instruments Corporation	99,270	2,562,159
Trimble Navigation Limited (a)	96,305	5,757,113
		8,319,272
Food & Drug Retailing - 1.6%
United Natural Foods, Inc. (a)	76,520	4,100,707

Health Care Equipment & Supplies - 6.0%
Cyberonics, Inc. (a)	49,775	2,614,681
DENTSPLY International Inc.	105,360	4,173,310
IDEXX Laboratories, Inc. (a)	49,405	4,584,783
MWI Veterinary Supply, Inc. (a)	32,225	3,544,750
		14,917,524
Health Care Providers & Services - 3.2%
HMS Holdings Corporation (a)	95,430	2,473,546
Team Health Holdings, Inc. (a)	189,010	5,437,817
		7,911,363
Household Durables - 0.9%
Select Comfort Corporation (a)	88,430	2,314,213

Insurance - 2.3%
AmTrust Financial Services, Inc.	202,312	5,804,331

Internet Software & Services - 2.1%
Akamai Technologies, Inc. (a)	127,810	5,228,707

Leisure Equipment & Products - 2.7%
Polaris Industries Inc.	80,800	6,799,320

Machinery - 6.7%
Actuant Corporation - Class A	151,445	4,226,830
The Middleby Corporation (a)	32,780	4,202,724
Valmont Industries, Inc.	46,025	6,284,714
Westport Innovations Inc. (a) (b)	79,950	2,135,465
		16,849,733
Marine - 1.7%
Kirby Corporation (a)	67,425	4,172,933

Media - 1.6%
Cinemark Holdings, Inc.	150,900	3,920,382

Metals & Mining - 3.1%
Carpenter Technology Corporation	77,390	3,995,646
Cliffs Natural Resources Inc.	94,430	3,641,221
		7,636,867
Oil & Gas & Consumable Fuels - 4.8%
Kodiak Oil & Gas Corporation (a) (b)	440,880	3,901,787
Oasis Petroleum Inc. (a)	96,195	3,059,001
Rosetta Resources, Inc. (a)	61,805	2,803,475
WPX Energy Inc. (a)	149,845	2,229,694
		11,993,957
Pharmaceuticals - 3.2%
Akorn, Inc. (a)	375,500	5,016,680
IMPAX Laboratories, Inc. (a)	140,040	2,869,420
		7,886,100
Semiconductor Equipment & Products - 1.6%
Cirrus Logic, Inc. (a)	136,730	3,961,068

Software - 8.9%
ACI Worldwide, Inc. (a)	117,730	5,143,624
ANSYS, Inc. (a)	76,250	5,134,675
Aspen Technology, Inc. (a)	156,490	4,325,384
Nuance Communications, Inc. (a)	106,950	2,387,124
TIBCO Software Inc. (a)	234,445	5,160,134
		22,150,941
Specialty Retail - 3.6%
GNC Holdings, Inc. - Class A	118,851	3,955,362
Tractor Supply Company	28,595	2,526,654
Ulta Salon, Cosmetics & Fragrance, Inc.	25,490	2,504,647
		8,986,663

The accompanying notes are an integral part of these financial statements.

LKCM Small-Mid Cap Equity Fund
Schedule of Investments, Continued
December 31, 2012

COMMON STOCKS	Shares	Value

Textiles, Apparel & Luxury Goods - 2.3%
Fifth & Pacific Companies, Inc. (a)	281,690	$3,507,040
Wolverine World Wide, Inc.	56,465	2,313,936
		5,820,976
Trading Companies & Distributors - 3.2%
Beacon Roofing Supply, Inc. (a)	111,245	3,702,234
WESCO International, Inc. (a)	63,680	4,293,942
		7,996,176
TOTAL COMMON STOCKS
(Cost $223,830,114)		240,326,762

SHORT-TERM INVESTMENTS - 3.8%

Money Market Funds (c) - 3.8%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.01%	2,419,422	2,419,422
Federated Government Obligations
Fund - Institutional Shares, 0.01%	7,233,985	7,233,985

TOTAL SHORT-TERM INVESTMENTS
(Cost $9,653,407)		9,653,407
Total Investments - 99.9%
(Cost $233,483,521)		249,980,169
Other Assets in Excess of Liabilities - 0.1%		183,702
TOTAL NET ASSETS - 100.0%		$250,163,871

ADR  American Depository Receipt.
(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Equity Fund
Schedule of Investments
December 31, 2012

COMMON STOCKS - 89.8%	Shares	Value

Aerospace & Defense - 2.5%
Honeywell International Inc.	40,000	$2,538,800
Rockwell Collins, Inc.	25,400	1,477,518
		4,016,318
Auto Components - 1.8%
Gentex Corporation	150,000	2,823,000

Banks - 9.2%
Bank of America Corporation	155,000	1,798,000
Comerica Incorporated	63,000	1,911,420
Cullen/Frost Bankers, Inc.	38,350	2,081,254
Glacier Bancorp, Inc.	60,000	882,600
Hancock Holding Company	70,000	2,221,800
Prosperity Bancshares, Inc.	35,000	1,470,000
SunTrust Banks, Inc.	45,000	1,275,750
Texas Capital Bancshares, Inc. (a)	18,000	806,760
Wells Fargo & Company	70,000	2,392,600
		14,840,184
Beverages - 2.0%
The Coca-Cola Company	45,000	1,631,250
PepsiCo, Inc.	24,000	1,642,320
		3,273,570
Biotechnology - 2.3%
Amgen Inc.	20,000	1,726,400
Celgene Corporation (a)	25,000	1,968,000
		3,694,400
Chemicals - 5.3%
Airgas, Inc.	13,000	1,186,770
E. I. du Pont de Nemours and Company	45,000	2,023,650
FMC Corporation	52,000	3,043,040
Monsanto Company	24,000	2,271,600
		8,525,060
Commercial Services & Supplies - 0.6%
Waste Connections, Inc.	30,000	1,013,700

Communication Equipment - 0.7%
QUALCOMM, Inc.	18,000	1,116,360

Computers & Peripherals - 5.6%
Apple Inc.	4,000	2,132,120
EMC Corporation (a)	75,000	1,897,500
International Business Machines Corporation	20,000	3,831,000
NetApp, Inc. (a)	37,000	1,241,350
		9,101,970
Construction Materials - 1.6%
Martin Marietta Materials, Inc.	27,000	2,545,560

Containers & Packaging - 1.0%
Ball Corporation	36,550	1,635,612

Diversified Telecommunication Services - 0.7%
Verizon Communications Inc.	25,000	1,081,750

Electrical Equipment & Instruments - 3.4%
Emerson Electric Co.	37,600	1,991,296
Franklin Electric Co., Inc.	27,000	1,678,590
Roper Industries, Inc.	15,990	1,782,565
		5,452,451
Electronic Equipment & Instruments - 2.1%
National Instruments Corporation	49,300	1,272,433
Trimble Navigation Limited (a)	35,000	2,092,300
		3,364,733
Energy Equipment & Services - 0.3%
National Oilwell Varco Inc.	8,000	546,800

Food & Drug Retailing - 0.9%
Walgreen Co.	40,000	1,480,400

Food Products - 0.7%
Mondelez International Inc. - Class A	42,000	1,069,740

Health Care Equipment & Supplies - 3.6%
Covidien plc (b)	33,000	1,905,420
DENTSPLY International Inc.	40,000	1,584,400
Thermo Fisher Scientific, Inc.	35,000	2,232,300
		5,722,120
Hotels, Restaurants & Leisure - 0.6%
Yum! Brands, Inc.	14,000	929,600

Household Durables - 2.8%
Jarden Corporation (a)	60,000	3,102,000
Whirlpool Corporation	14,600	1,485,550
		4,587,550
Household Products - 3.7%
Colgate-Palmolive Company	8,600	899,044
Kimberly-Clark Corporation	30,000	2,532,900
The Procter & Gamble Company	36,810	2,499,031
		5,930,975
Industrial Conglomerates - 0.5%
Raven Industries, Inc.	32,868	866,401

Insurance - 0.8%
Prudential Financial, Inc.	24,000	1,279,920

Internet Catalog & Retail - 1.2%
Amazon.com, Inc. (a)	7,500	1,883,550

Internet Software & Services - 2.9%
Akamai Technologies, Inc. (a)	45,000	1,840,950
Google Inc. - Class A (a)	4,000	2,837,480
		4,678,430
Machinery - 3.7%
Danaher Corporation	35,000	1,956,500
Pall Corporation	27,000	1,627,020
Valmont Industries, Inc.	17,000	2,321,350
		5,904,870

The accompanying notes are an integral part of these financial statements.

LKCM Equity Fund
Schedule of Investments, Continued
December 31, 2012

COMMON STOCKS	Shares	Value

Marine - 1.7%
Kirby Corporation (a)	45,000	$2,785,050

Media - 1.9%
Cinemark Holdings, Inc.	25,000	649,500
Liberty Media Corporation (a)	9,800	1,136,898
Time Warner Inc.	27,200	1,300,976
		3,087,374
Oil & Gas & Consumable Fuels - 9.9%
Cabot Oil & Gas Corporation	32,000	1,591,680
Chevron Corporation	18,000	1,946,520
ConocoPhillips	33,700	1,954,263
Devon Energy Corporation	29,000	1,509,160
EOG Resources, Inc.	19,000	2,295,010
Exxon Mobil Corporation	43,000	3,721,650
Noble Energy, Inc.	10,000	1,017,400
Range Resources Corporation	30,000	1,884,900
		15,920,583
Pharmaceuticals - 6.2%
Abbott Laboratories	40,000	2,620,000
Allergan, Inc.	12,000	1,100,760
Eli Lilly and Company	28,000	1,380,960
Johnson & Johnson	35,000	2,453,500
Pfizer Inc.	100,000	2,508,000
		10,063,220
Road & Rail - 1.8%
Kansas City Southern	8,500	709,580
Union Pacific Corporation	18,000	2,262,960
		2,972,540
Software - 2.5%
Adobe Systems Incorporated (a)	45,000	1,695,600
Microsoft Corporation	43,000	1,149,390
Nuance Communications, Inc. (a)	50,000	1,116,000
		3,960,990
Specialty Retail - 4.4%
The Home Depot, Inc.	28,000	1,731,800
PetSmart, Inc.	32,000	2,186,880
Tiffany & Co.	25,000	1,433,500
Tractor Supply Company	20,000	1,767,200
		7,119,380
Textiles, Apparel & Luxury Goods - 0.9%
VF Corporation	10,000	1,509,700

TOTAL COMMON STOCKS
(Cost $111,260,076)		144,783,861

SHORT-TERM INVESTMENTS - 10.3%	Shares	Value

Money Market Funds (c) - 10.3%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.01%	4,750,000	$4,750,000
Federated Government Obligations
Fund - Institutional Shares, 0.01%	4,750,752	4,750,752
Federated Treasury Obligations
Fund - Institutional Shares, 0.01%	2,316,732	2,316,732
Invesco Short Term Investments Trust -
Treasury Portfolio - Institutional
Shares, 0.02%	4,750,000	4,750,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $16,567,484)		16,567,484
Total Investments - 100.1%
(Cost $127,827,560)		161,351,345
Liabilities in Excess of Other Assets - (0.1)%		(221,990)
TOTAL NET ASSETS - 100.0%		$161,129,355

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments
December 31, 2012

COMMON STOCKS - 70.6%	Shares	Value

Aerospace & Defense - 1.4%
General Dynamics Corporation	1,400	$96,978
Rockwell Collins, Inc.	3,600	209,412
		306,390
Air Freight & Logistics - 0.9%
United Parcel Service, Inc. - Class B	2,600	191,698

Banks - 4.4%
Comerica Incorporated	9,500	288,230
Cullen/Frost Bankers, Inc.	3,900	211,653
Wells Fargo & Company	8,471	289,539
Zions Bancorporation	7,500	160,500
		949,922
Beverages - 2.1%
The Coca-Cola Company	5,800	210,250
PepsiCo, Inc.	3,600	246,348
		456,598
Biotechnology - 1.2%
Celgene Corporation (a)	3,400	267,648

Chemicals - 4.8%
Air Products and Chemicals, Inc.	1,900	159,638
Airgas, Inc.	3,000	273,870
E. I. du Pont de Nemours and Company	3,200	143,904
FMC Corporation	4,800	280,896
Monsanto Company	1,900	179,835
		1,038,143
Commercial Services & Supplies - 0.9%
Waste Management, Inc.	6,100	205,814

Communications Equipment - 0.5%
Harris Corporation	2,200	107,712

Computers & Peripherals - 5.0%
Apple Inc.	875	466,401
EMC Corporation (a)	7,400	187,220
International Business Machines Corporation	1,300	249,015
NetApp, Inc. (a)	5,500	184,525
		1,087,161
Construction Materials - 1.2%
Martin Marietta Materials, Inc.	2,700	254,556

Containers & Packaging - 1.2%
Ball Corporation	5,700	255,075

Diversified Financial Services - 1.1%
JPMorgan Chase & Co.	5,500	241,835

Diversified Telecommunication Services - 1.1%
AT&T Inc.	7,400	249,454

Electrical Equipment & Instruments - 0.8%
Emerson Electric Co.	3,200	169,472

Electronic Equipment & Instruments - 0.9%
National Instruments Corporation	7,500	193,575

Energy Equipment & Services - 0.9%
Schlumberger Limited (b)	2,700	187,083

Food & Drug Retailing - 3.3%
CVS Caremark Corporation	4,700	227,245
Walgreen Co.	5,500	203,555
Wal-Mart Stores, Inc.	4,300	293,389
		724,189
Health Care Equipment & Supplies - 2.1%
Covidien plc (b)	4,600	265,604
Thermo Fisher Scientific Inc.	3,100	197,718
		463,322
Health Care Providers & Services - 2.2%
Catamaran Corporation (a) (b)	5,944	280,022
Express Scripts Holding Co (a)	3,800	205,200
		485,222
Hotels, Restaurants & Leisure - 0.5%
Yum! Brands, Inc.	1,500	99,600

Household Products - 2.8%
Colgate-Palmolive Company	2,200	229,988
Kimberly-Clark Corporation	2,100	177,303
The Procter & Gamble Company	3,100	210,459
		617,750
Industrial Conglomerates - 0.6%
General Electric Company	5,900	123,841

Insurance - 0.6%
Prudential Financial, Inc.	2,600	138,658

Internet Catalog & Retail - 1.5%
Amazon.com, Inc. (a)	1,300	326,482

Internet Software & Services - 2.1%
Akamai Technologies, Inc. (a)	5,100	208,641
Google Inc. - Class A (a)	350	248,279
		456,920
IT Consulting & Services - 1.9%
Accenture plc - Class A (b)	3,200	212,800
Automatic Data Processing, Inc.	3,700	210,937
		423,737
Machinery - 2.3%
Danaher Corporation	4,900	273,910
Pall Corporation	3,800	228,988
		502,898
Media - 4.0%
CBS Corporation - Class B	6,200	235,910
DIRECTV (a)	3,300	165,528
Time Warner Inc.	5,800	277,414
The Walt Disney Company	4,000	199,160
		878,012

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments, Continued
December 31, 2012

COMMON STOCKS	Shares	Value

Metals & Mining - 0.6%
Commercial Metals Company	9,500	$141,170

Multiline Retail - 0.6%
Kohl’s Corporation	3,100	133,238

Oil & Gas & Consumable Fuels - 9.1%
Cabot Oil & Gas Corporation	5,000	248,700
Chevron Corporation	2,095	226,553
Devon Energy Corporation	1,700	88,468
EOG Resources, Inc.	1,900	229,501
Exxon Mobil Corporation	3,732	323,005
Pioneer Natural Resources Company	2,200	234,498
Range Resources Corporation	2,500	157,075
SM Energy Company	4,200	219,282
The Williams Companies, Inc.	7,700	252,098
		1,979,180
Pharmaceuticals - 1.7%
Abbott Laboratories	4,100	268,550
Teva Pharmaceutical Industries Ltd. - ADR (b)	2,500	93,350
		361,900
Software - 2.1%
Adobe Systems Incorporated (a)	6,700	252,456
Nuance Communications, Inc. (a)	9,000	200,880
		453,336
Specialty Retail - 2.2%
The Home Depot, Inc.	4,400	272,140
O’Reilly Automotive, Inc. (a)	2,300	205,666
		477,806
Textiles, Apparel & Luxury Goods - 1.0%
VF Corporation	1,400	211,358

Thrifts & Mortgage Finance - 1.0%
Capitol Federal Financial Inc.	19,500	227,955

TOTAL COMMON STOCKS
(Cost $10,235,934)		15,388,710

	Principal
CORPORATE BONDS - 28.5%	Amount	Value

Banks - 1.9%
BB&T Corporation
2.050%, 04/28/2014
Callable 03/28/2014	$200,000	203,843
Wells Fargo & Company:
3.750%, 10/01/2014	100,000	105,483
2.625%, 12/15/2016	100,000	105,636
		414,962
Beverages - 1.0%
Anheuser-Busch InBev Worldwide Inc.
1.375%, 07/15/2017	100,000	101,164
The Coca-Cola Company
5.350%, 11/15/2017	100,000	119,869
		221,033
Biotechnology - 1.9%
Amgen Inc.
1.875%, 11/15/2014	135,000	138,124
Celgene Corporation
2.450%, 10/15/2015	200,000	207,681
Gilead Sciences, Inc.
2.400%, 12/01/2014	63,000	64,998
		410,803
Capital Markets - 1.0%
The Bank of New York Mellon Corporation
3.100%, 01/15/2015	175,000	183,442
The Goldman Sachs Group, Inc.
5.500%, 11/15/2014	35,000	37,752
		221,194
Chemicals - 1.9%
Airgas, Inc.
3.250%, 10/01/2015
Callable 09/01/2015	125,000	132,853
E. I. du Pont de Nemours and Company
3.250%, 01/15/2015	75,000	78,985
Eastman Chemical Company
3.000%, 12/15/2015	200,000	210,546
		422,384
Computers & Peripherals - 1.8%
Dell Inc.
2.300%, 09/10/2015	200,000	205,657
Hewlett-Packard Company
3.000%, 09/15/2016	175,000	176,273
		381,930
Consumer Finance - 1.1%
American Express Credit Corporation
2.750%, 09/15/2015	225,000	236,040

Consumer Services - 0.5%
The Western Union Company
2.875%, 12/10/2017	100,000	99,198

Containers & Packaging - 0.4%
Ball Corporation
7.125%, 09/01/2016
Callable 09/01/2013	75,000	80,625

Diversified Financial Services - 0.3%
JPMorgan Chase & Co.
2.050%, 01/24/2014	75,000	76,193

Diversified Telecommunication Services - 1.1%
AT&T Inc.
5.100%, 09/15/2014	125,000	134,330
Verizon Communications Inc.
3.000%, 04/01/2016	100,000	106,564
		240,894
Electric Utilities - 0.9%
Duke Energy Corporation
3.950%, 09/15/2014	185,000	194,896

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments, Continued
December 31, 2012

	Principal
CORPORATE BONDS	Amount	Value

Food & Drug Retailing - 1.6%
CVS Caremark Corporation:
3.250%, 05/18/2015	$50,000	$53,039
5.750%, 06/01/2017	100,000	119,676
Walgreen Co.
1.000%, 03/13/2015	175,000	175,242
		347,957
Health Care Equipment & Supplies - 1.4%
Covidien International Finance S.A. (b)
2.800%, 06/15/2015	140,000	146,514
Thermo Fisher Scientific Inc.:
2.050%, 02/21/2014	50,000	50,717
3.200%, 05/01/2015	110,000	115,851
		313,082
Health Care Providers & Services - 1.5%
Express Scripts Holding Co
3.125%, 05/15/2016	200,000	211,028
McKesson Corporation
3.250%, 03/01/2016	100,000	107,271
		318,299
Insurance - 1.2%
Berkshire Hathaway Inc.
4.850%, 01/15/2015	100,000	108,542
Prudential Financial, Inc.
3.000%, 05/12/2016	150,000	158,499
		267,041
Machinery - 0.5%
Caterpillar Inc.
1.375%, 05/27/2014	100,000	101,253

Media - 1.3%
DIRECTV Holdings LLC
3.550%, 03/15/2015	100,000	105,251
Time Warner Inc.
3.150%, 07/15/2015	175,000	185,175
		290,426
Oil & Gas & Consumable Fuels - 3.0%
Apache Corporation
5.625%, 01/15/2017	75,000	87,928
Devon Energy Corporation
1.875%, 05/15/2017
Callable 04/15/2017	100,000	102,048
Enterprise Products Operating LLC
1.250%, 08/13/2015	191,000	192,296
Noble Drilling Corporation (b)
3.050%, 03/01/2016	160,000	167,066
Noble Energy, Inc.
5.250%, 04/15/2014	100,000	104,778
		654,116
Pharmaceuticals - 1.1%
Teva Pharmaceutical Industries Ltd. (b):
3.000%, 06/15/2015	125,000	131,499
2.400%, 11/10/2016	100,000	104,308
		235,807
Semiconductor Equipment & Products - 0.5%
National Semiconductor Corporation
3.950%, 04/15/2015	100,000	107,761

Software - 2.6%
Adobe Systems Incorporated
3.250%, 02/01/2015	200,000	209,543
Oracle Corporation
3.750%, 07/08/2014	150,000	157,539
Symantec Corporation
2.750%, 09/15/2015	200,000	206,987
		574,069
TOTAL CORPORATE BONDS
(Cost $6,043,411)		6,209,963

SHORT-TERM INVESTMENT - 0.8%	Shares

Money Market Fund (c) - 0.8%
Federated Government Obligations
Fund - Institutional Shares, 0.01%	174,462	174,462

TOTAL SHORT-TERM INVESTMENT
(Cost $174,462)		174,462

Total Investments - 99.9%
(Cost $16,453,807)		21,773,135
Other Assets in Excess of Liabilities - 0.1%		27,349
TOTAL NET ASSETS - 100.0%		$21,800,484

ADR  American Depository Receipt.
(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments
December 31, 2012

	Principal
CORPORATE BONDS - 92.2%	Amount	Value

Aerospace & Defense - 1.2%
Lockheed Martin Corporation:
7.650%, 05/01/2016	$1,250,000	$1,514,909
3.350%, 09/15/2021	525,000	555,846
Rockwell Collins, Inc.
4.750%, 12/01/2013	430,000	445,497
		2,516,252
Banks - 6.6%
Bank of America Corporation:
7.375%, 05/15/2014	1,000,000	1,083,205
5.375%, 06/15/2014	1,025,000	1,083,638
BB&T Corporation
3.200%, 03/15/2016
Callable 02/16/2016	3,080,000	3,280,631
Branch Banking & Trust Company (b):
0.862%, 09/13/2016	1,775,000	1,748,979
0.793%, 05/23/2017	1,284,000	1,256,413
Wells Fargo & Company:
4.625%, 04/15/2014	456,000	479,691
1.250%, 02/13/2015	1,500,000	1,514,856
2.625%, 12/15/2016	3,000,000	3,169,077
		13,616,490
Beverages - 1.0%
The Coca-Cola Company
5.350%, 11/15/2017	1,500,000	1,798,034
PepsiCo, Inc.
7.900%, 11/01/2018	214,000	289,137
		2,087,171
Biotechnology - 6.4%
Amgen Inc.:
2.500%, 11/15/2016	1,815,000	1,908,734
2.125%, 05/15/2017	2,350,000	2,437,002
Celgene Corporation
2.450%, 10/15/2015	5,279,000	5,481,756
Gilead Sciences, Inc.
2.400%, 12/01/2014	3,300,000	3,404,646
		13,232,138
Building Products - 0.8%
Masco Corporation
7.125%, 03/15/2020	1,350,000	1,572,892

Capital Markets - 1.4%
The Bank of New York Mellon Corporation
3.100%, 01/15/2015	738,000	773,604
The Goldman Sachs Group, Inc.
5.125%, 01/15/2015	1,000,000	1,074,808
Morgan Stanley
4.500%, 08/30/2015	1,000,000	1,002,760
		2,851,172
Chemicals - 4.2%
Airgas, Inc.:
3.250%, 10/01/2015
Callable 09/01/2015	2,794,000	2,969,530
2.950%, 06/15/2016
Callable 05/15/2016	950,000	1,003,009
Eastman Chemical Company
3.000%, 12/15/2015	2,625,000	2,763,414
The Lubrizol Corporation
5.500%, 10/01/2014	1,579,000	1,712,299
Praxair, Inc.
5.250%, 11/15/2014	200,000	217,487
		8,665,739
Commercial Services & Supplies - 0.6%
Republic Services, Inc.
5.500%, 09/15/2019	1,000,000	1,185,939

Communications Equipment - 2.0%
Cisco Systems, Inc.:
5.500%, 02/22/2016	1,000,000	1,143,892
4.950%, 02/15/2019	700,000	829,788
Harris Corporation:
5.000%, 10/01/2015	1,088,000	1,193,813
6.375%, 06/15/2019	900,000	1,065,266
		4,232,759
Computers & Peripherals - 4.0%
Dell Inc.
5.625%, 04/15/2014	750,000	796,340
Hewlett-Packard Company:
1.550%, 05/30/2014	1,000,000	998,110
2.200%, 12/01/2015	1,000,000	1,002,070
3.000%, 09/15/2016	3,675,000	3,701,732
International Business
Machines Corporation
5.700%, 09/14/2017	1,500,000	1,813,398
		8,311,650
Consumer Finance - 1.3%
American Express Credit Corporation
2.750%, 09/15/2015	2,485,000	2,606,932

Consumer Services - 1.8%
The Western Union Company:
5.930%, 10/01/2016	1,000,000	1,099,602
3.650%, 08/22/2018	2,500,000	2,558,692
		3,658,294

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
December 31, 2012

	Principal
CORPORATE BONDS	Amount	Value

Containers & Packaging - 2.0%
Ball Corporation:
7.125%, 09/01/2016
Callable 09/01/2013	$1,825,000	$1,961,875
5.750%, 05/15/2021
Callable 11/15/2015	2,000,000	2,175,000
		4,136,875
Diversified Financial Services - 3.6%
JPMorgan Chase & Co.:
3.450%, 03/01/2016	3,525,000	3,746,402
4.250%, 10/15/2020	3,325,000	3,704,010
		7,450,412
Diversified Telecommunication Services - 5.1%
AT&T Inc.
5.100%, 09/15/2014	1,750,000	1,880,623
CenturyLink, Inc.:
5.150%, 06/15/2017	2,000,000	2,157,000
6.150%, 09/15/2019	1,402,000	1,541,136
6.450%, 06/15/2021	2,000,000	2,213,640
Verizon Communications Inc.:
5.550%, 02/15/2016	1,000,000	1,139,564
3.000%, 04/01/2016	490,000	522,160
5.500%, 02/15/2018	875,000	1,051,961
		10,506,084
Electric Utilities - 0.6%
Southern Power Co.
4.875%, 07/15/2015	1,050,000	1,150,805

Energy Equipment & Services - 1.9%
Weatherford International, Inc.
6.350%, 06/15/2017	1,550,000	1,775,826
Weatherford International Ltd (a)
4.500%, 04/15/2022
Callable 01/15/2022	2,000,000	2,126,468
		3,902,294
Food & Drug Retailing - 3.9%
CVS Caremark Corporation:
3.250%, 05/18/2015	1,000,000	1,060,782
5.750%, 06/01/2017	2,750,000	3,291,096
Walgreen Co.:
1.000%, 03/13/2015	725,000	726,003
1.800%, 09/15/2017	2,925,000	2,944,603
		8,022,484
Health Care Equipment & Supplies - 1.2%
DENTSPLY International Inc.
2.750%, 08/15/2016	1,446,000	1,501,555
Thermo Fisher Scientific, Inc.
3.250%, 11/20/2014	900,000	941,484
		2,443,039
Health Care Providers & Services - 3.3%
Express Scripts Holding Co:
6.250%, 06/15/2014	1,000,000	1,077,256
3.125%, 05/15/2016	225,000	237,406
2.650%, 02/15/2017 (c)
(Acquired 11/20/2012,
Cost $3,124,897)	3,000,000	3,121,209
McKesson Corporation
3.250%, 03/01/2016	2,275,000	2,440,422
		6,876,293
Hotels, Restaurants & Leisure - 0.6%
McDonald’s Corporation
5.350%, 03/01/2018	1,000,000	1,207,571

Household Durables - 1.2%
Jarden Corporation:
8.000%, 05/01/2016
Callable 05/01/2013	1,000,000	1,067,500
7.500%, 01/15/2020
Callable 01/15/2015	1,340,000	1,477,350
		2,544,850
Household Products - 0.6%
The Procter & Gamble Company
8.000%, 09/01/2024
Putable 09/01/2014	775,000	1,161,590
Insurance - 1.9%
Berkshire Hathaway Inc.
4.850%, 01/15/2015	1,225,000	1,329,641
Prudential Financial, Inc.
3.000%, 05/12/2016	2,393,000	2,528,582
		3,858,223
Internet Catalog & Retail - 0.8%
Amazon.com, Inc.
1.200%, 11/29/2017	1,545,000	1,538,333

Media - 3.1%
DIRECTV Holdings LLC
3.550%, 03/15/2015	1,265,000	1,331,431
Time Warner Inc.
3.150%, 07/15/2015	3,175,000	3,359,601
The Walt Disney Company
5.625%, 09/15/2016	1,500,000	1,746,536
		6,437,568
Metals & Mining - 0.3%
Alcoa Inc.
5.550%, 02/01/2017	500,000	541,766

Multiline Retail - 2.5%
Family Dollar Stores, Inc.
5.000%, 02/01/2021	4,500,000	4,865,625

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
December 31, 2012

	Principal
CORPORATE BONDS	Amount	Value

Multiline Retail - 2.5%, Continued
Kohl’s Corporation
6.250%, 12/15/2017	$282,000	$338,345
		5,203,970
Oil & Gas & Consumable Fuels - 18.1%
Anadarko Petroleum Corporation:
5.950%, 09/15/2016	2,000,000	2,304,204
6.375%, 09/15/2017	2,000,000	2,391,470
Devon Energy Corporation
2.400%, 07/15/2016
Callable 06/15/2016	1,830,000	1,897,013
Enterprise Products Operating LLC:
3.200%, 02/01/2016	2,229,000	2,356,978
4.050%, 02/15/2022	2,000,000	2,214,982
EOG Resources, Inc.
2.950%, 06/01/2015	1,200,000	1,262,192
Kinder Morgan Energy Partners, L.P.
4.150%, 03/01/2022	2,000,000	2,171,118
Linn Energy LLC / Linn Energy
Finance Corporation (c)
6.250%, 11/01/2019
Callable 11/01/2015
(Acquired 05/11/2012,
Cost $1,985,000)	2,000,000	2,020,000
Nabors Industries Inc.
4.625%, 09/15/2021	3,500,000	3,773,623
Noble Energy, Inc.:
5.250%, 04/15/2014	1,500,000	1,571,668
4.150%, 12/15/2021
Callable 09/15/2021	1,000,000	1,105,975
Noble Holding International Ltd. (a)
3.450%, 08/01/2015	4,855,000	5,119,248
Peabody Energy Corporation
6.500%, 09/15/2020	4,000,000	4,310,000
Range Resources Corporation:
8.000%, 05/15/2019
Callable 05/15/2014	500,000	556,250
5.000%, 08/15/2022
Callable 02/15/2017	4,100,000	4,305,000
		37,359,721
Pharmaceuticals - 2.5%
Teva Pharmaceutical Industries Ltd. (a):
3.000%, 06/15/2015	2,830,000	2,977,134
5.550%, 02/01/2016	1,860,000	2,106,703
		5,083,837
Road & Rail - 0.5%
Burlington Northern Santa Fe Corporation
5.650%, 05/01/2017	185,000	217,978
Norfolk Southern Corporation
5.257%, 09/17/2014	750,000	808,157
		1,026,135
Semiconductor Equipment & Products - 2.6%
Analog Devices, Inc.
3.000%, 04/15/2016	1,050,000	1,114,465
Applied Materials, Inc.
2.650%, 06/15/2016	1,717,000	1,807,386
National Semiconductor Corporation
3.950%, 04/15/2015	2,275,000	2,451,554
		5,373,405
Software - 3.8%
Adobe Systems Incorporated
3.250%, 02/01/2015	2,175,000	2,278,774
Microsoft Corporation
2.950%, 06/01/2014	1,910,000	1,981,050
Symantec Corporation:
2.750%, 09/15/2015	2,300,000	2,380,350
2.750%, 06/15/2017
Callable 05/15/2017	1,160,000	1,194,196
		7,834,370
Specialty Retail - 0.8%
Lowe’s Companies, Inc.
5.000%, 10/15/2015	525,000	586,865
O’Reilly Automotive, Inc.
4.875%, 01/14/2021
Callable 10/14/2020	1,000,000	1,109,428
		1,696,293
TOTAL CORPORATE BONDS
(Cost $178,982,067)		189,893,346

PREFERRED STOCKS - 3.5%	Shares

Banks - 1.2%
BB&T Corporation:
Callable 08/01/2017	40,000	1,019,200
Callable 11/01/2017	40,000	982,800
Wells Fargo & Company
Callable 09/15/2017	20,000	503,600
		2,505,600
Capital Markets - 1.3%
The Goldman Sachs Group, Inc.
Callable 02/19/2013	40,000	827,600
Merrill Lynch Preferred Capital Trust III
Callable 02/19/2013	75,000	1,874,250
		2,701,850
Diversified Financial Services - 1.0%
JPMorgan Chase Capital XIV
Callable 02/19/2013	75,000	1,908,000

TOTAL PREFERRED STOCKS
(Cost $7,201,733)		7,115,450
The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
December 31, 2012

U.S. GOVERNMENT &	Principal
AGENCY ISSUES - 2.5%	Amount	Value
Fannie Mae - 0.6%
5.000%, 03/15/2016	$1,000,000	$1,145,212

Federal Home Loan Bank - 0.8%
5.500%, 08/13/2014	500,000	543,027
4.875%, 05/17/2017	1,000,000	1,179,629
		1,722,656
Freddie Mac - 0.3%
5.125%, 11/17/2017	500,000	603,229

U.S. Treasury Notes - 0.8%
4.250%, 11/15/2014	500,000	537,207
4.250%, 08/15/2015	500,000	550,977
4.500%, 02/15/2016	500,000	563,633
		1,651,817
TOTAL U.S. GOVERNMENT &
AGENCY ISSUES
(Cost $4,520,688)		5,122,914

SHORT-TERM INVESTMENT - 1.0%	Shares
Money Market Fund (d) - 1.0%
Federated Government Obligations
Fund - Institutional Shares, 0.01%	2,152,774	2,152,774

TOTAL SHORT-TERM INVESTMENT
(Cost $2,152,774)		2,152,774

Total Investments - 99.2%
(Cost $192,857,262)		204,284,484
Other Assets in Excess of Liabilities - 0.8%		1,595,225
TOTAL NET ASSETS - 100.0%		$205,879,709

(a)	U.S. Dollar-denominated foreign security.
(b)	Floating rate.
(c)
Rule 144A security. Resale to the public may require registration or may extend only to qualified institutional buyers.  The fair market value of the securities was $5,141,209 representing 2.50% of the Fund’s total net assets.

(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
December 31, 2012

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Assets:
Investments, at value*	$856,363,674	$249,980,169	$161,351,345	$21,773,135	$204,284,484
Dividends and interest receivable	180,708	60,794	84,138	58,354	1,900,173
Receivable for fund shares sold	7,133,446	841,028	165,451	2,500	63,500
Other assets	71,971	36,968	19,021	4,224	19,936
Total assets	863,749,799	250,918,959	161,619,955	21,838,213	206,268,093
Liabilities:
Payable for investment advisory fees	1,610,566	351,013	198,341	19,986	230,979
Payable for fund shares redeemed	1,121,066	205,445	235,671	600	85,277
Payable for administrative fees	113,329	35,640	22,529	3,423	27,968
Payable for accounting and transfer
agent fees and expenses	50,424	106,119	15,110	7,137	17,036
Payable for distribution expense (Note B)	22,367	—	—	—	—
Accrued expenses and other liabilities	110,005	56,871	18,949	6,583	27,124
Total liabilities	3,027,757	755,088	490,600	37,729	388,384
Net assets	$860,722,042	$250,163,871	$161,129,355	$21,800,484	$205,879,709
Net assets consist of:
Paid in capital	$686,205,617	$239,661,829	$127,147,303	$16,753,575	$193,881,753
Accumulated net investment income	120,236	—	41,852	96	—
Accumulated net realized gain (loss) on securities	6,326,373	(5,994,606)	416,415	(272,515)	570,734
Net unrealized appreciation on investments	168,069,816	16,496,648	33,523,785	5,319,328	11,427,222
Net assets	$860,722,042	$250,163,871	$161,129,355	$21,800,484	$205,879,709

INSTITUTIONAL CLASS**
Net assets	$819,984,564	$250,163,871	$161,129,355	$21,800,484	$205,879,709
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	36,144,306	25,845,750	9,143,706	1,353,478	18,325,921
Net asset value per share
(offering and redemption price)	$22.69	$9.68	$17.62	$16.11	$11.23

ADVISER CLASS
Net assets	$40,737,478
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	1,845,755
Net asset value per share
(offering and redemption price)	$22.07

* Cost of Investments	$688,293,858	$233,483,521	$127,827,560	$16,453,807	$192,857,262

**Currently, only the Small Cap Equity, Small-Mid Cap Equity and Equity Funds offer a second class.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
For the Year Ended December 31, 2012

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Investment Income:
Dividends*	$12,921,480	$1,017,678	$2,124,154	$282,693	$308,595
Interest	3,753	1,446	900	135,740	6,990,736
Total income	12,925,233	1,019,124	2,125,054	418,433	7,299,331

Expenses:
Investment advisory fees	6,566,837	1,122,052	904,398	135,253	989,911
Distribution expense - Adviser Class (Note B)	113,400	—	—	—	—
Administrative fees	694,805	136,175	116,664	20,430	159,736
Accounting and transfer agent fees and expenses	323,492	295,223	81,714	42,613	100,246
Professional fees	146,816	22,729	23,415	7,022	35,199
Trustees’ fees	120,866	8,000	14,671	2,914	26,519
Custody fees and expenses	110,916	26,930	14,176	4,190	21,065
Federal and state registration	93,447	113,299	56,296	11,580	40,820
Reports to shareholders	32,319	23,019	3,985	1,048	3,980
Other	176,510	12,617	23,160	3,976	36,662
Total expenses	8,379,408	1,760,044	1,238,479	229,026	1,414,138
Less, expense waiver and/or
reimbursement (Note B)	—	(263,974)	(204,881)	(62,559)	(127,253)
Net expenses	8,379,408	1,496,070	1,033,598	166,467	1,286,885
Net investment income (loss)	4,545,825	(476,946)	1,091,456	251,966	6,012,446

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	71,291,554	(5,294,736)	416,504	207,068	1,628,044
Net change in unrealized
appreciation/depreciation on investments	1,660,006	15,449,619	16,294,358	1,829,984	2,747,190

Net realized and unrealized gain on investments	72,951,560	10,154,883	16,710,862	2,037,052	4,375,234

Net Increase in Net Assets
Resulting from Operations	$77,497,385	$9,677,937	$17,802,318	$2,289,018	$10,387,680

* Net of foreign taxes withheld	$—	$1,725	$—	$559	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	LKCM		LKCM
	Small Cap		Small-Mid Cap
	Equity Fund		Equity Fund
		May 2, 2011(1)
	Year Ended	Year Ended	Year Ended	through
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$4,545,825	$(2,783,986)	$(476,946)	$(37,460)
Net realized gain (loss) on investments	71,291,554	69,601,456	(5,294,736)	(699,870)
Net change in unrealized
appreciation/depreciation on investments	1,660,006	(35,091,526)	15,449,619	1,047,029
Net increase in net assets resulting from operations	77,497,385	31,725,944	9,677,937	309,699

Dividends and Distributions
to Institutional Class Shareholders:
Net investment income	(4,320,888)	—	—	—
Net realized gain on investments	(59,944,714)	—	—	—
	(64,265,602)	—	—	—

Dividends and Distributions
to Adviser Class Shareholders:
Net investment income	(104,701)	—	—	—
Net realized gain on investments	(3,026,087)	—	—	—
	(3,130,788)	—	—	—
Net increase in net assets resulting from
Fund share transactions (Note C)	22,217,530	62,042,933	216,731,428	23,444,807

Total increase in net assets	32,318,525	93,768,877	226,409,365	23,754,506

Net Assets:
Beginning of period	828,403,517	734,634,640	23,754,506	—
End of period*	$860,722,042	$828,403,517	$250,163,871	$23,754,506

* Including accumulated net investment income of	$120,236	$—	$—	$—

(1)  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	LKCM		LKCM
	Equity Fund		Balanced Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income	$1,091,456	$636,785	$251,966	$223,658
Net realized gain (loss) on investments	416,504	847,915	207,068	(4,518)
Net change in unrealized
appreciation/depreciation on investments	16,294,358	1,370,417	1,829,984	271,728
Net increase in net assets resulting from operations	17,802,318	2,855,117	2,289,018	490,868

Dividends and Distributions to Shareholders:
Net investment income	(1,050,235)	(636,154)	(251,963)	(223,616)
Net realized gain on investments	(95,025)	(1,598,383)	—	—
	(1,145,260)	(2,234,537)	(251,963)	(223,616)

Net increase in net assets resulting from
Fund share transactions (Note C)	41,924,696	29,557,371	1,203,679	1,806,145

Total increase in net assets	58,581,754	30,177,951	3,240,734	2,073,397

Net Assets:
Beginning of period	102,547,601	72,369,650	18,559,750	16,486,353
End of period*	$161,129,355	$102,547,601	$21,800,484	$18,559,750

* Including accumulated net investment income of	$41,852	$631	$96	$107

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	LKCM
	Fixed Income Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Operations:
Net investment income	$6,012,446	$5,703,042
Net realized gain on investments	1,628,044	917,718
Net change in unrealized
appreciation/depreciation on investments	2,747,190	230,560
Net increase in net assets resulting from operations	10,387,680	6,851,320

Dividends and Distributions to Shareholders:
Net investment income	(6,031,076)	(5,721,525)
Net realized gain on investments	(1,152,139)	(1,206,565)
	(7,183,215)	(6,928,090)

Net increase in net assets resulting from
Fund share transactions (Note C)	24,559,400	15,840,038

Total increase in net assets	27,763,865	15,763,268

Net Assets:
Beginning of period	178,115,844	162,352,576
End of period	$205,879,709	$178,115,844

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Small Cap Equity Fund – Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Net Asset Value - Beginning of Period	$22.45	$21.49	$16.16	$12.24	$20.03
Net investment income (loss)(1)	0.13	(0.08)	(0.07)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	2.01	1.04	5.40	3.97	(7.75)
Total from investment operations	2.14	0.96	5.33	3.92	(7.78)
Dividends from net investment income	(0.13)	—	—	—	—
Distributions from net realized gains	(1.77)	—	—	—	(0.01)
Total dividends and distributions	(1.90)	—	—	—	(0.01)
Net Asset Value - End of Period	$22.69	$22.45	$21.49	$16.16	$12.24
Total Return	9.74%	4.47%	32.98%	32.03%	(38.87)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$819,985	$785,280	$690,511	$529,166	$385,223
Ratio of expenses to average net assets	0.94%	0.95%	0.96%	1.00%	0.97%
Ratio of net investment income (loss) to average net assets	0.53%	(0.33)%	(0.38)%	(0.35)%	(0.17)%
Portfolio turnover rate(2)	49%	50%	57%	59%	61%

(1)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	LKCM Small Cap Equity Fund – Adviser Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Net Asset Value - Beginning of Period	$21.88	$21.00	$15.83	$12.02	$19.72
Net investment income (loss)(1)	0.07	(0.13)	(0.11)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	1.95	1.01	5.28	3.89	(7.62)
Total from investment operations	2.02	0.88	5.17	3.81	(7.69)
Dividends from net investment income	(0.06)	—	—	—	—
Distributions from net realized gains	(1.77)	—	—	—	(0.01)
Total dividends and distributions	(1.83)	—	—	—	(0.01)
Net Asset Value - End of Period	$22.07	$21.88	$21.00	$15.83	$12.02
Total Return	9.45%	4.19%	32.66%	31.70%	(39.02)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$40,737	$43,124	$44,124	$35,725	$24,925
Ratio of expenses to average net assets	1.19%	1.20%	1.21%	1.25%	1.22%
Ratio of net investment income (loss) to average net assets	0.28%	(0.58)%	(0.63)%	(0.60)%	(0.42)%
Portfolio turnover rate(2)	49%	50%	57%	59%	61%

(1)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM
	Small-Mid Cap Equity Fund
	Year	May 2, 2011(1)
	Ended	through
	December 31,	December 31,
	2012	2011
Net Asset Value - Beginning of Period	$8.86	$10.00
Net investment loss(2)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.85	(1.12)
Total from investment operations	0.82	(1.14)
Net Asset Value - End of Period	$9.68	$8.86
Total Return	9.26%	(11.40	)%(3)

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$250,164	$23,755
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.18%	2.14	%(4)
After expense waiver and/or reimbursement	1.00%	1.00	%(4)
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.50)%	(1.55	)%(4)
After expense waiver and/or reimbursement	(0.32)%	(0.41	)%(4)
Portfolio turnover rate	56%	36%

(1)  Commencement of operations.
(2)  Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)  Not annualized.
(4)  Annualized.

	LKCM Equity Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Net Asset Value - Beginning of Period	$15.34	$15.18	$13.02	$10.33	$15.38
Net investment income	0.14 (1)	0.11 (1)	0.08	0.10	0.16
Net realized and unrealized gain (loss) on investments	2.27	0.39	2.24	2.69	(5.05)
Total from investment operations	2.41	0.50	2.32	2.79	(4.89)
Dividends from net investment income	(0.12)	(0.10)	(0.08)	(0.10)	(0.16)
Distributions from net realized gains	(0.01)	(0.24)	(0.08)	—	—
Total dividends and distributions	(0.13)	(0.34)	(0.16)	(0.10)	(0.16)
Net Asset Value - End of Period	$17.62	$15.34	$15.18	$13.02	$10.33
Total Return	15.69%	3.30%	17.77%	27.01%	(31.80)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$161,129	$102,548	$72,370	$49,157	$36,677
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.96%	0.99%	1.04%	1.13%	1.06%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.69%	0.54%	0.39%	0.62%	0.85%
After expense waiver and/or reimbursement	0.85%	0.73%	0.63%	0.95%	1.11%
Portfolio turnover rate	12%	20%	23%	26%	31%

(1)  Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Balanced Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Net Asset Value - Beginning of Period	$14.53	$14.25	$13.09	$10.85	$13.84
Net investment income	0.19	0.17	0.18	0.22	0.26
Net realized and unrealized gain (loss) on investments	1.58	0.28	1.16	2.24	(2.96)
Total from investment operations	1.77	0.45	1.34	2.46	(2.70)
Dividends from net investment income	(0.19)	(0.17)	(0.18)	(0.22)	(0.28)
Distributions from net realized gains	—	—	—	—	(0.01)
Total dividends and distributions	(0.19)	(0.17)	(0.18)	(0.22)	(0.29)
Net Asset Value - End of Period	$16.11	$14.53	$14.25	$13.09	$10.85
Total Return	12.20%	3.16%	10.31%	22.90%	(19.70)%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$21,800	$18,560	$16,486	$13,476	$10,156
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.10%	1.14%	1.25%	1.41%	1.38%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.91%	0.83%	0.89%	1.28%	1.51%
After expense waiver and/or reimbursement	1.21%	1.17%	1.34%	1.89%	2.09%
Portfolio turnover rate	15%	34%	13%	22%	38%

	LKCM Fixed Income Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008
Net Asset Value - Beginning of Period	$11.04	$11.03	$10.85	$10.20	$10.33
Net investment income	0.34	0.37	0.40	0.43	0.43
Net realized and unrealized gain (loss) on investments	0.25	0.09	0.22	0.65	(0.13)
Total from investment operations	0.59	0.46	0.62	1.08	0.30
Dividends from net investment income	(0.34)	(0.37)	(0.40)	(0.43)	(0.43)
Distributions from net realized gains	(0.06)	(0.08)	(0.04)	—	—
Total dividends and distributions	(0.40)	(0.45)	(0.44)	(0.43)	(0.43)
Net Asset Value - End of Period	$11.23	$11.04	$11.03	$10.85	$10.20
Total Return	5.44%	4.22%	5.82%	10.77%	2.99%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$205,880	$178,116	$162,353	$149,218	$120,674
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.71%	0.72%	0.73%	0.76%	0.73%
After expense waiver and/or reimbursement	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	2.98%	3.31%	3.55%	4.00%	4.15%
After expense waiver and/or reimbursement	3.04%	3.38%	3.63%	4.11%	4.23%
Portfolio turnover rate	31%	24%	20%	30%	23%

The accompanying notes are an integral part of these financial statements.

LKCM Funds
Notes to the Financial Statements

A.  Organization and Significant Accounting Policies: LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of eight diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund (collectively, the “Funds”), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), and May 2, 2011 (LKCM Small-Mid Cap Equity Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund and Small-Mid Cap Equity Fund Adviser Class Shares have not yet commenced sales. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $400 million and $2.5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1 billion and $7 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and long-term capital appreciation by investing under normal circumstances primarily in a portfolio of equity and fixed income securities with at least 25% of the Fund’s total assets invested in fixed income securities.  The LKCM Fixed Income Fund seeks to provide investors with current income by investing under normal circumstances at least 80% of its net assets in a portfolio of investment grade corporate and government fixed income securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1.  Security Valuation:  Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”).  Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price.  Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued.  Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of the bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 -
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2012:

LKCM Small Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$840,197,148	$—	$—	$840,197,148
Money Market Fund	16,166,526	—	—	16,166,526
Total Investments*	$856,363,674	$—	$—	$856,363,674

LKCM Small-Mid Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$240,326,762	$—	$—	$240,326,762
Money Market Funds	9,653,407	—	—	9,653,407
Total Investments*	$249,980,169	$—	$—	$249,980,169

LKCM Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$144,783,861	$—	$—	$144,783,861
Money Market Funds	16,567,484	—	—	16,567,484
Total Investments*	$161,351,345	$—	$—	$161,351,345

LKCM Balanced Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$15,388,710	$—	$—	$15,388,710
Corporate Bonds	—	6,209,963	—	6,209,963
Money Market Fund	174,462	—	—	174,462
Total Investments*	$15,563,172	$6,209,963	$—	$21,773,135

LKCM Fixed Income Fund
Description	Level 1	Level 2	Level 3	Total
Preferred Stocks	$7,115,450	$—	$—	$7,115,450
Corporate Bonds	—	189,893,346	—	189,893,346
U.S. Government & Agency Issues	—	5,122,914	—	5,122,914
Money Market Fund	2,152,774	—	—	2,152,774
Total Investments*	$9,268,224	$195,016,260	$—	$204,284,484

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no significant transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the previous annual report.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

2.  Federal Income Taxes:  The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.  Distributions to Shareholders:  The LKCM Small Cap Equity, LKCM Small-Mid Cap Equity and LKCM Equity Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

4.  Foreign Securities:  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.  Expense Allocation:  Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund’s classes in proportion to their respective net assets.

6.  Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.  Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.  Other:  Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Accordingly, at December 31, 2012, reclassifications were recorded as follows:

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Accumulated net investment
income (loss)	$—	$476,946	$—	$(14)	$18,630
Accumulated gains (loss)	—	—	—	14	(18,630)
Capital stock	—	(476,946)	—	—	—

9.  Restricted and Illiquid Securities:  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.  Investment Advisory and Other Agreements: Luther King Capital Management Corporation (the “Adviser”) serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2013 in order to limit each Fund’s operating expenses to the annual cap rates presented below. For the year ended December 31, 2012, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Annual Advisory Rate	0.75%	0.75%	0.70%	0.65%	0.50%
Annual Cap on Expenses	1.00% (Inst.)	1.00%	0.80%	0.80%	0.65%
	1.25% (Adviser)
Fees Waived in 2012	—	$263,974	$204,881	$62,559	$127,253

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Trust.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Small Cap Equity Fund, Small-Mid Cap Equity and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund’s average daily net assets. For the year ended December 31, 2012, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $113,400.

C.  Fund Shares:  At December 31, 2012, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

Small Cap Equity Fund
	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	8,100,091	$196,206,366	8,832,325	$201,191,471
Shares issued to shareholders in
reinvestment of distributions	2,352,426	52,200,325	—	—
Shares redeemed	(9,289,328)	(223,028,143)	(5,987,585)	(135,600,658)
Redemption fee		16,577		7,239
Net increase	1,163,189	$25,395,125	2,844,740	$65,598,052
Shares Outstanding:
Beginning of period	34,981,117		32,136,377
End of period	36,144,306		34,981,117

	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	354,133	$8,367,217	818,200	$17,753,894
Shares issued to shareholders in
reinvestment of distributions	144,448	3,118,634	—	—
Shares redeemed	(623,689)	(14,664,514)	(948,884)	(21,309,344)
Redemption fee		1,068		331
Net decrease	(125,108)	$(3,177,595)	(130,684)	$(3,555,119)
Shares Outstanding:
Beginning of period	1,970,863		2,101,547
End of period	1,845,755		1,970,863
Total Net Increase		$22,217,530		$62,042,933

Small-Mid Cap Equity Fund
	Year Ended		May 2, 2011(1) through
	December 31, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	25,719,580	$241,058,436	2,908,059	$25,500,659
Shares redeemed	(2,555,855)	(24,343,804)	(226,034)	(2,055,865)
Redemption fee		16,796		13
Net increase	23,163,725	$216,731,428	2,682,025	$23,444,807
Shares Outstanding:
Beginning of period	2,682,025		—
End of period	25,845,750		2,682,025

(1)  Commencement of operations.

Equity Fund
	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	3,492,239	$59,271,200	2,438,054	$37,526,183
Shares issued to shareholders in
reinvestment of distributions	55,498	964,550	141,992	2,188,102
Shares redeemed	(1,089,491)	(18,316,158)	(663,144)	(10,157,406)
Redemption fee		5,104		492
Net increase	2,458,246	$41,924,696	1,916,902	$29,557,371

Shares Outstanding:
Beginning of period	6,685,460		4,768,558
End of period	9,143,706		6,685,460

Balanced Fund

	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	119,962	$1,887,652	387,905	$5,695,753
Shares issued to shareholders in
reinvestment of distributions	15,738	248,897	15,313	221,650
Shares redeemed	(59,493)	(932,870)	(282,945)	(4,111,314)
Redemption fee		—		56
Net increase	76,207	$1,203,679	120,273	$1,806,145

Shares Outstanding:
Beginning of period	1,277,271		1,156,998
End of period	1,353,478		1,277,271

Fixed Income Fund
	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	3,756,490	$42,295,000	2,238,192	$24,941,740
Shares issued to shareholders in
reinvestment of distributions	565,654	6,353,109	557,529	6,158,736
Shares redeemed	(2,132,409)	(24,088,709)	(1,372,672)	(15,260,453)
Redemption fee		—		15
Net increase	2,189,735	$24,559,400	1,423,049	$15,840,038

Shares Outstanding:
Beginning of period	16,136,186		14,713,137
End of period	18,325,921		16,136,186

D.  Security Transactions:  Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2012 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
LKCM Small Cap Equity Fund	$—	$412,289,257	$—	$432,048,417
LKCM Small-Mid Cap Equity Fund	—	286,901,528	—	78,399,228
LKCM Equity Fund	—	43,011,893	—	14,276,776
LKCM Balanced Fund	—	4,237,210	—	3,030,779
LKCM Fixed Income Fund	—	83,803,299	1,274,660	57,799,768

E.  Tax Information:  At December 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Small-Mid Cap	Equity	Balanced	Fixed
	Equity Fund	Equity Fund	Fund	Fund	Income Fund
Cost of Investments	$688,341,596	$234,230,250	$127,827,560	$16,453,807	$192,857,262
Gross Unrealized Appreciation	192,757,843	21,914,404	35,317,824	5,409,583	11,743,865
Gross Unrealized Depreciation	(24,735,765)	(6,164,485)	(1,794,039)	(90,255)	(316,643)
Net Unrealized Appreciation	$168,022,078	$15,749,919	$33,523,785	$5,319,328	$11,427,222
Undistributed Ordinary Income	120,236	—	41,852	96	—
Undistributed Long-Term Capital Gain	6,374,111	—	416,415	—	570,734
Total Distributable Earnings	$6,494,347	$—	$458,267	$96	$570,734
Other Accumulated Losses	$—	$(5,247,877)	$—	$(272,515)	$—
Total Accumulated Gains	$174,516,425	$10,502,042	$33,982,052	$5,046,909	$11,997,956

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnerships.

At December 31, 2012, the capital loss carryforwards were as follows:

	Month/Year Realized	Month/Year Expiring	Short-Term
LKCM Small-Mid Cap Equity Fund	Unexpiring Losses		$5,247,877
LKCM Balanced Fund	12/2009	12/2017	$ 180,429

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

During the year ended December 31, 2012, the LKCM Balanced Fund utilized capital loss carryforwards of $239,865.

At December 31, 2012, the LKCM Balanced Fund deferred, on a tax basis, post-October capital losses of $92,086.

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
LKCM Small Cap Equity Fund	$4,425,589	$62,970,801	$—	$—
LKCM Small-Mid Cap Equity Fund	—	—	—	—
LKCM Equity Fund	1,050,235	95,025	636,154	1,598,383
LKCM Balanced Fund	251,963	—	223,616	—
LKCM Fixed Income Fund	6,096,109	1,087,106	5,739,348	1,188,742

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2009 through December 31, 2012. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2012. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.  Election of Trustees:  On February 21, 2013, the Trust held a Special Meeting of Shareholders to elect Trustees to the Board of Trustees of the Trust.  In connection with the Special Meeting of Shareholders, the Trust’s shareholders elected J. Luther King, Jr., H. Kirk Downey, Earle A. Shields, Jr., Richard J. Howell, Steven Purvis and Larry J. Lockwood to serve as trustees to the Board of Trustees of the Trust.

The following table illustrates the results of the voting with respect to the election of Trustees:

Trustee	For	Withheld
J. Luther King Jr.	83,209,072	2,032,811
H. Kirk Downey	83,238,239	2,003,646
Earle A. Shields, Jr.	83,208,667	2,033,217
Richard J. Howell	83,248,488	1,993,396
Steven R. Purvis	80,694,422	4,547,461
Larry J. Lockwood	84,999,777	242,107

G.  Subsequent Events:  In preparing these financial statements, the Trust has evaluated events after December 31, 2012 that would require adjustment to or additional disclosure in these financial statements.

The Board of Trustees of the Trust and the Board of Directors of Armstrong Associates, Inc. (“Armstrong”) have approved an agreement and plan of reorganization and dissolution between Armstrong and the Trust, on behalf of the LKCM Equity Fund (the “Plan”). Under the Plan, Armstrong would transfer all of its assets to the LKCM Equity Fund, and the LKCM Equity Fund would assume all of the liabilities of Armstrong, in exchange solely for Institutional Class shares of the LKCM Equity Fund, following which Armstrong would distribute those LKCM Equity Fund shares pro rata to its shareholders and dissolve. The Plan must be approved by the shareholders of Armstrong. The Trust currently expects that Armstrong will hold a special meeting of its shareholders to consider the Plan during the second quarter of 2013.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of LKCM Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of LKCM Funds (the “Funds”) comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, and LKCM Small-Mid Cap Equity Fund as of December 31, 2012, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the LKCM Funds as of December 31, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in the first paragraph, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
February 27, 2013

LKCM Funds
Additional Information
December 31, 2012

Availability of Proxy Voting Information:  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form

N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website(http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

Information about the Funds’ Trustees:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

		Term of		Number of
		Office &		Portfolios in
	Position(s)	Length		Fund Complex	Other
Name, Address	Held with	of Time	Principal Occupation	Overseen	Directorships
and Age	the Trust	Served(1)	During Past Five Years	by Trustee	Held by Trustee
Disinterested Trustees:
H. Kirk Downey	Chairman of	Since 2005	President and CEO, Texas	8	Non-Executive Chairman
301 Commerce Street	the Board		Systems, LLC and CEO, Texas		of the Board of AZZ
Suite 1600	of Trustees		learning systems LLC since 1999;		Incorporated,
Fort Worth, TX 76102			Dean, M.J. Neeley School of		(a manufacturing
Year of Birth: 1942	Trustee	Since 1994	Business, Texas Christian University		company).
School from 1987 to 1999.

Earle A. Shields, Jr.	Trustee	Since 1994	Consultant; formerly Consultant	8	Priests Pension Fund
301 Commerce Street			for NASDAQ Corp. and Vice		of the Catholic Diocese
Suite 1600			President, Merrill Lynch & Co., Inc.		of Fort Worth, Lay
Fort Worth, TX 76102					Workers Pension Fund
Year of Birth: 1920					of the Catholic Diocese
of Fort Worth, St. Joseph
Health Care Trust, Catholic
Schools Trust and Catholic
Foundation of North Texas.

Richard J. Howell	Trustee	Since 2005	CPA; Adjunct Faculty at SMU	8	Red Robin Gourmet
301 Commerce Street			Cox School of Business from		Burgers, Inc.
Suite 1600	Chairman of	Since 2008	2004 to 2009; Consulting Services,
Fort Worth, TX 76102	the Audit and		since 2002; Audit Partner, Arthur
Year of Birth: 1942	Compliance		Andersen LLP from 1974 to 2002.
Committee

Larry J. Lockwood	Trustee	Since 2013	C.R. Williams Professor of Finance,	8	N/A
301 Commerce Street			Stan Block Endowed Chair in
Suite 1600			Finance, Department of Finance,
Fort Worth, TX 76102			Neeley School of Business, Texas
Year of Birth: 1953			Christian University since 1994.

Interested Trustees:
J. Luther King, Jr.(2)	Trustee,	Since 1994	Chairman, President and Director,	8	4K Land & Cattle
301 Commerce Street	President and		Luther King Capital Management		Company (ranching),
Suite 1600	Chief Executive		Corporation since 1979.		Hunt Forest Products
Fort Worth, TX 76102	Officer				(lumber), Southwestern
Year of Birth: 1940					Exposition & Livestock
(livestock), Southwest
JLK Corporation
(management company),
Texas Christian
University, Texas
Southwestern Cattleraisers
Foundation (livestock),
Tyler Technologies
(information management
company for government
agencies), King Ranch,
Inc. (ranching), and Amon
Carter Museum of
American Art.

(1)  Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)  Mr. King and Mr. Purvis are “interested persons” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

Information about the Funds’ Trustees, Continued

		Term of		Number of
		Office &		Portfolios in
	Position(s)	Length		Fund Complex	Other
Name, Address	Held with	of Time	Principal Occupation	Overseen	Directorships
and Age	the Trust	Served(1)	During Past Five Years	by Trustee	Held by Trustee
Interested Trustees, Continued:
Steve R. Purvis(2)	Trustee	Since 2013	Principal, Luther King Capital	8	N/A
301 Commerce Street			Management since 2003, Vice
Suite 1600	Vice President	Since 2000	President and Portfolio Adviser
Fort Worth, TX 76102			Luther King Capital Management
Year of Birth: 1964			since 1996.

Term of
Office &
	Position(s)	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served(1)	During Past Five Years
Officers:
J. Luther King, Jr.	Trustee,	Since 1994	Chairman, President and Director, Luther King Capital Management
301 Commerce Street	President and		Corporation since 1979.
Suite 1600	Chief Executive
Fort Worth, TX 76102	Officer
Year of Birth: 1940

Paul W. Greenwell	Vice President	Since 1996	Principal, Luther King Capital Management since 1986,
301 Commerce Street			Vice President and Portfolio Manager, Luther King Capital
Suite 1600			Management since 1983.
Fort Worth, TX 76102
Year of Birth: 1950

Richard Lenart	Secretary and	Since 2006	Luther King Capital Management since 2005.
301 Commerce Street	Treasurer
Suite 1600
Fort Worth, TX 76102
Year of Birth: 1966

Steven R. Purvis	Trustee	Since 2013	Principal, Luther King Capital Management since 2003,
301 Commerce Street			Vice President and Portfolio Manager, Luther King Capital
Suite 1600	Vice President	Since 2000	Management since 1996.
Fort Worth, TX 76102
Year of Birth: 1964

Jacob D. Smith	Chief	Since 2010	Vice President, General Counsel and Chief Compliance
301 Commerce Street	Financial		Officer, Luther King Capital Management since 2006.
Suite 1600	Officer
Fort Worth, TX 76102
Year of Birth: 1974	Chief	Since 2006
Compliance
Officer

(1)  Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)  Mr. King and Mr. Purvis are “interested persons” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders.  This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds.  Accordingly, we have implemented policies and procedures designed to safeguard your personal information, such as your social security number, portfolio and investment history, account numbers, account balances, and contact information from unauthorized access.  Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to nonaffiliated third parties, except as authorized by you or your representatives, as required or permitted by law, or to certain nonaffiliated third parties, such as custodians, brokers, auditors, attorneys, or proxy administrators, that assist us in providing investment management services to you or on your behalf.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from various sources, including documents and other information that you or your representatives provide to us, communications that we have with you or your representatives, and documents and other information related to your investments or portfolio experience with us.

Please do not hesitate to contact our Chief Compliance Officer if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

LKCM FUNDS
P.O. Box 701
Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer

Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LKCM Aquinas Value Fund
LKCM Aquinas Growth Fund
LKCM Aquinas Small Cap Fund

Annual Report
December 31, 2012

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Funds:

						Five Year
					One Year	Average	Avg. Annual
			Net	Gross	Total	Annualized	Total Return
	Inception	NAV @	Expense	Expense	Return Ended	Return Ended	Since
Funds	Dates	12/31/12	Ratio*, **	Ratio**	12/31/12	12/31/12	Incept.***
LKCM Aquinas Value Fund	7/11/05	$14.18	1.51%	1.56%	12.01%	1.90%	4.79%
Russell 1000 Value Index(1)					17.51%	0.59%	3.58%
LKCM Aquinas Growth Fund	7/11/05	$18.53	1.51%	1.61%	10.52%	2.62%	3.71%
Russell 1000 Growth Index(2)					15.26%	3.12%	5.49%
LKCM Aquinas Small Cap Fund	7/11/05	$7.34	1.51%	2.45%	8.16%	4.23%	5.03%
Russell 2000 Index(3)					16.35%	3.56%	4.79%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*
The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund to maintain designated expense ratios through April 30, 2013.  Investment performance reflects fee waivers, if any, in effect.  In the absence of such waivers, total return would be reduced.  Investment performance is based upon the net expense ratio.

**
Expense ratios above are as of December 31, 2011, the Funds’ prior fiscal year end, as reported in the Funds’ most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

***	On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.
(1)	The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(2)	The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(3)	The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000 Index.

Note:  These indices defined above are not available for direct investment.

2012 Review

In many ways, the storyline of 2012 was the myopic focus on “tail risk,” which generally refers to events that are not likely, but are possible. A year ago the list of tail risks included a hard economic landing in China, countries being expelled from the European Monetary Union, war in the Middle East and a disastrous domestic fiscal crunch.  While none of these events came to pass, there was continuous concern of calamity around the next corner.  Not unexpectedly, a pattern developed in the equity market where a relief rally ensued as the specter of each crisis faded.  With the looming debt ceiling debate and sequestration onset scheduled in the first quarter of 2013, this pattern appears likely to continue in the short-run.

Early in 2012, global manufacturing data were better than expected, which helped fuel a strong equity market rally during the first quarter. The second quarter of 2012 was marked by a stall in manufacturing data, a cut in Chinese economic growth expectations and an increasing probability that Greece would exit the European Economic and Monetary Union.  Last year marked the third consecutive year in which the equity market weakened during the summer over concern of sagging economic growth.  A combination of further monetary easing by the Federal Reserve Bank and the European Central Bank in the third quarter of 2012 helped increase equity prices.

Beginning in the fall, our research revealed an increasing tendency for companies to delay significant capital decisions until resolution of the “fiscal cliff”.  Although the most recent readings of manufacturing data are mixed, our research indicates we may see positive signs that manufacturing activity is improving early in 2013.  We believe there are already early signs of a potential mini-renaissance in U.S. manufacturing as companies begin to bring many of these jobs back onshore.  The shift to Asian manufacturing in the 1990’s was driven by cheaper labor and occurred at a time when oil was closer to $25 per barrel rather than $100 per barrel.  Companies are citing time to market, quality, high energy costs and lower labor contribution to products as the impetus to bring manufacturing back to the United States.

We believe the quasi-resolution of the fiscal cliff reflected the current Washington D.C. model to reach for the lowest common denominator while deferring substantive progress.  While a bevy of tax changes prevented an increase in tax rates across the board, Congress fell short of addressing spending cuts including sequestration.  We believe these crucial items may instead be held hostage to the federal debt ceiling debate, which is expected to occur over the first few months of 2013.

2

2013 Outlook

We believe the global economy is entering 2013 with a slight increase in momentum.  The increased activity appears to be driven by the corporate sector, which slowed in the middle of 2012 as concerns over the EuroZone and China intensified.  Domestically, the corporate sector has been gripped by uncertainty around the Presidential election, fiscal cliff and tax issues.  Policy actions in China have bolstered its economic growth forecast for 2013 and the European Central Bank’s actions in the second half of last year appear to have temporarily arrested further deterioration in the economic outlook for the EuroZone.  Offsetting the benefit of the modest uptick in global growth are the home-grown issues of higher payroll taxes and a patchwork of additional tax increases.  Our current forecast suggests that real Gross Domestic Product will grow between 2.0% and 2.4% in 2013, although we expect the growth to be back-end loaded.

We expect the negative real interest rate environment will remain an economic tailwind in 2013.  Our base case is that the Federal Reserve’s conditional thresholds for higher interest rates of unemployment below 6.5% and inflation above 2.5% will not be met in 2013.  This is not a deviation from the consensus forecast of many market observers.  However, we stand apart from consensus in that we would not be surprised if capital markets began to focus more intently on this issue and discount higher rates towards the end of 2013.  Current data such as average hourly earnings, excess manufacturing capacity and low velocity of the money stock suggest that inflation is not a near-term threat. With global growth accelerating, particularly with better economic data from China, we believe inflation expectations could rise in the marketplace during 2013 even though there are few indications of inflationary pressure today.

Although we have previously mentioned housing as a positive force for economic growth, we remain in the early stages of this development. We believe home prices have stabilized and begun to move higher.  The monthly supply of new homes was approximately 4.9 months at year-end, well below the long-term average.  The 30-year conventional mortgage rate rests at all-time lows.  In our view, housing has the potential to add 1.0% growth to Gross Domestic Product in 2013.  While this may represent a best case scenario, we believe there is little question that housing will positively impact the economy in 2013 to a greater degree than 2012.

Housing continues to positively impact consumer sentiment, and the wealth effect of housing helps sustain our continued outlook for positive consumer spending.  Examining the domestic economy, we find that there has been little net deleveraging.  However, there has been a significant shift of leverage from the private to the public sector.  This has contributed to robust consumer spending, although the 2% payroll tax cut expiration on January 1, 2013, translates directly into a tax increase on discretionary income for a majority of paycheck earners in the country.  Consistent with the nation’s approach to many difficult issues, Congress opted to bolster the consumer at the expense of the nation’s fiscal situation.  However, this is largely an exercise in semantics.  The private sector remains on the hook for public debt and ultimately pays the price through a combination of higher taxes, reduced services or inflation.

Although corporate profits registered a new high in 2012, we believe that it was valuation expansion which drove the equity market return.  Earnings for the Standard & Poor’s 500 Index grew an estimated 3.0% in 2012 compared to the index return of 16.0% for the year.  Although the Standard & Poor’s 500 Index’s earnings multiple of approximately 13.8X at year-end, based on trailing twelve month earnings, represents some multiple expansion in 2012, we are comfortable with the current market valuation.  Our forecast for 2013 is for higher earnings growth, but less multiple expansion compared with 2012.  The greatest risk to our outlook would be disappointing corporate earnings resulting from a combination of weaker consumer spending than expected, follow-on effects of the fiscal cliff debate and a surge in inflation.

We continue to anticipate a significant reallocation from bond funds into equity funds.  Over the past four years, investors have plowed more than $1 trillion into bond mutual funds while withdrawing $500 billion from domestically oriented equity mutual funds.  We believe this action is simply a reflection of stock price action from October 2007 through the March 2009 low in the equity market.  However, since January 2009, the Standard & Poor’s 500 Index has posted a 14% compounded annual return, or roughly double the average of the past fifty years.  In contrast, the compounded annual return on 10-Year U.S. Treasury bonds is 4.0% over this same time period.  Given our view that equity valuations are attractive and bond valuations are less attractive, we maintain our cautious stance on the bond market.  When rates begin to rise, there is likely to be a large asset allocation shift from bonds to equities.  This may not be a 2013 event, but if our view on growing inflationary concerns unfolds in 2013 we think the markets will move meaningfully closer to reversing the equities-to-bonds money flow.

Catholic Values Investing

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s (“USCCB”) Socially Responsible Investing Guidelines.  The LKCM Aquinas Funds follow these guidelines by using an approach that focuses on Catholic values screening of portfolio companies, proactive dialogue with those companies whose practices conflict with the guidelines, and potential exclusion of those companies that are unwilling to alter their practices over time.  We exclude a number of companies from possible investment that do not meet our standards for Catholic values investing.  We monitor portfolio companies selected for the LKCM Aquinas Funds for policies on various issues set out in the USCCB guidelines.  If investments are made in companies whose policies are inconsistent with the USCCB guidelines, we may attempt to influence the company’s policies through proactive dialogue and other efforts.

3

LKCM Aquinas Small Cap Fund

The LKCM Aquinas Small Cap Fund underperformed the Russell 2000 Index during the year ended December 31, 2012.  The Fund’s underperformance relative to the benchmark primarily resulted from our stock selection decisions.  Stock selection in the Consumer Discretionary, Financials, Materials and Industrials sectors detracted from the Fund’s relative performance, while our stock selection in the Healthcare sector benefited the Fund’s relative performance.  Our decision to overweight the Consumer Discretionary sector benefited the Fund’s relative performance, while our underweight position in the Financials sector and overweight position in the Information Technology sector detracted from the Fund’s relative performance.  Overall, we believe 2012 was a year in which the market was not interested in the companies identified by our small-cap investment strategy, as our investments did not appreciate to the same degree as the benchmark.

Total Return Year Ended
December 31, 2012
LKCM Aquinas Small Cap Fund	8.16%
Russell 2000 Index	16.35%

LKCM Aquinas Growth Fund

The LKCM Aquinas Growth Fund underperformed its benchmark, the Russell 1000 Growth Index, during the year ended December 31, 2012.  The Fund’s relative performance benefited from stock selection in the Materials and Consumer Discretionary sectors, although stock selection in the Information Technology, Energy and Healthcare sectors detracted from relative performance.  Our decision to overweight the Energy sector benefited the Fund’s relative performance, while our decision to underweight the Healthcare sector detracted from the Fund’s relative performance.  We believe the Fund maintains a diversified portfolio of quality growth companies that have the Fund well-positioned during the upcoming year.

Total Return Year Ended
December 31, 2012
LKCM Aquinas Growth Fund	10.52%
Russell 1000 Growth Index	15.26%

LKCM Aquinas Value Fund

The LKCM Aquinas Value Fund underperformed its benchmark, the Russell 1000 Value Index, during the year ended December 31, 2012. The Fund’s relative performance benefited from stock selection in the Energy and Materials sectors, while stock selection in the Financials, Industrials and Healthcare sectors detracted from relative performance.  Our decision to overweight the Consumer Discretionary sector enhanced the Fund’s relative performance, while our decisions to underweight the Financials sector and overweight the Information Technology sector detracted the Fund’s relative performance.  We continue to believe the Fund is well-positioned with a strong emphasis on high quality companies with reasonable valuations relative to their earnings growth rates, which we believe can provide an opportunity to add value for the Fund and its shareholders during the upcoming year.

Total Return Year Ended
December 31, 2012
LKCM Aquinas Value Fund	12.01%
Russell 1000 Value Index	17.51%

J. Luther King, Jr., CFA, CIC
February 1, 2013

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 11-16 of the report for more information on Fund holdings.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

4

Mutual fund investing involves risk.  Principal loss is possible.  Past performance is not a guarantee of future results.  Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.  Since the Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s socially responsible investment guidelines, the Funds may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Current and future portfolio holdings are subject to risk.

Diversification does not assure a profit or protect against a loss in a declining market.

Earnings growth is not a measure of the Fund’s future performance.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through change in the aggregate market value of 500 stocks representing all major industries.  You cannot invest directly in an index.

Earnings multiple:  The earnings multiple of a stock, also called the price/earnings (P/E) ratio, is the share price divided by the earnings per share.  The earnings multiple is often based on the prior twelve months of earnings data.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

5

PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Value Fund as of December 31, 2012 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2012)

	Past	Past	Past	Since
	1 Year	3 Years(1)	5 Years(1)	Inception(1)(2)
LKCM Aquinas Value Fund	12.01%	9.68%	1.90%	4.79%
Russell 1000 Value Index	17.51%	10.86%	0.59%	3.58%
Lipper Large-Cap Value Funds Index	15.87%	8.61%	0.17%	3.49%

(1)	Annualized.
(2)
The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS VALUE FUND
(for the period from July 11, 2005 through December 31, 2012)

The Russell 1000 Value Index is an unmanaged index consisting of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Large-Cap Value Funds Index is an index of large cap value mutual funds tracked by Lipper, Inc.

6

PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Growth Fund as of December 31, 2012 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2012)

	Past	Past	Past	Since
	1 Year	3 Years(1)	5 Years(1)	Inception(1)(2)
LKCM Aquinas Growth Fund	10.52%	9.35%	2.62%	3.71%
Russell 1000 Growth Index	15.26%	11.35%	3.12%	5.49%
Lipper Large-Cap Growth Funds Index	15.92%	9.02%	1.01%	4.40%

(1)	Annualized.
(2)
The assets of the Aquinas Growth Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS GROWTH FUND
(for the period from July 11, 2005 through December 31, 2012)

The Russell 1000 Growth Index consists of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index is an index of large cap growth mutual funds tracked by Lipper, Inc.

7

PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Small Cap Fund as of December 31, 2012 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2012)

	Past	Past	Past	Since
	1 Year	3 Years(1)	5 Years(1)	Inception(1)(2)
LKCM Aquinas Small Cap Fund	8.16%	14.83%	4.23%	5.03%
Russell 2000 Index	16.35%	12.25%	3.56%	4.79%
Lipper Small-Cap Core Funds Index	15.94%	11.92%	3.96%	5.72%

(1)	Annualized.
(2)
The assets of the Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS SMALL CAP FUND
(for the period from July 11, 2005 through December 31, 2012)

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

8

LKCM Aquinas Funds Expense Example — December 31, 2012

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/12 - 12/31/12).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth and Aquinas Small Cap Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/12	12/31/12	7/1/12 – 12/31/12
Actual	$1,000.00	$1,093.40	$7.89
Hypothetical (5% return before expense)	$1,000.00	$1,017.60	$7.61

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	LKCM Aquinas Growth Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/12	12/31/12	7/1/12 – 12/31/12
Actual	$1,000.00	$1,052.80	$7.74
Hypothetical (5% return before expense)	$1,000.00	$1,017.60	$7.61

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

9

	LKCM Aquinas Small Cap Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/12	12/31/12	7/1/12 – 12/31/12
Actual	$1,000.00	$1,037.80	$7.68
Hypothetical (5% return before expense)	$1,000.00	$1,017.60	$7.61

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Funds — December 31, 2012

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund

LKCM Aquinas Small Cap Fund

10

LKCM Aquinas Value Fund
Schedule of Investments
December 31, 2012

COMMON STOCKS - 98.4%	Shares	Value
Aerospace & Defense - 2.0%
Honeywell International Inc.	15,000	$952,050

Auto Components - 1.5%
The Goodyear Tire & Rubber Company (a)	50,000	690,500

Banks - 8.4%
BOK Financial Corporation	20,000	1,089,200
Cullen/Frost Bankers, Inc.	17,500	949,725
SunTrust Banks, Inc.	30,000	850,500
Zions Bancorporation	50,000	1,070,000
		3,959,425
Beverages - 2.6%
The Coca-Cola Company	20,000	725,000
PepsiCo, Inc.	7,500	513,225
		1,238,225
Building Products - 1.0%
Masco Corporation	27,500	458,150

Chemicals - 5.5%
FMC Corporation	24,000	1,404,480
Monsanto Company	12,500	1,183,125
		2,587,605
Commercial Services & Supplies - 1.6%
Waste Management, Inc.	22,500	759,150

Communications Equipment - 1.0%
Brocade Communications Systems, Inc. (a)	85,000	453,050

Computers & Peripherals - 3.8%
EMC Corporation (a)	40,000	1,012,000
International Business Machines Corporation	4,020	770,031
		1,782,031
Construction Materials - 2.5%
Martin Marietta Materials, Inc.	12,500	1,178,500

Distributors - 1.8%
LKQ Corporation (a)	40,000	844,000

Diversified Financial Services - 2.3%
JPMorgan Chase & Co.	25,000	1,099,250

Diversified Telecommunication Services - 3.1%
AT&T Inc.	27,500	927,025
Verizon Communications Inc.	12,500	540,875
		1,467,900
Electrical Equipment & Instruments - 2.4%
Roper Industries, Inc.	10,000	1,114,800

Energy Equipment & Services - 1.2%
Schlumberger Limited (b)	8,400	582,036

Food & Drug Retailing - 2.1%
CVS Caremark Corporation	20,000	967,000

Food Products - 1.5%
Kraft Foods Group, Inc.	15,000	682,050

Health Care Equipment & Supplies - 4.2%
Covidien plc (b)	20,000	1,154,800
DENTSPLY International Inc.	20,000	792,200
		1,947,000
Household Durables - 2.9%
Whirlpool Corporation	13,500	1,373,625

Industrial Power Producers
& Energy Traders - 2.0%
Duke Energy Corporation	15,000	957,000

Insurance - 6.8%
HCC Insurance Holdings, Inc.	30,000	1,116,300
MetLife, Inc.	35,000	1,152,900
Prudential Financial, Inc.	17,500	933,275
		3,202,475
Internet Software & Services - 2.2%
Akamai Technologies, Inc. (a)	25,000	1,022,750

Machinery - 3.0%
Barnes Group Inc.	25,000	561,500
Danaher Corporation	15,000	838,500
		1,400,000
Media - 2.6%
Cinemark Holdings, Inc.	20,000	519,600
Time Warner Inc.	15,000	717,450
		1,237,050
Metals & Mining - 1.7%
Commercial Metals Company	55,000	817,300

Multiline Retail - 1.7%
Kohl’s Corporation	18,000	773,640

Oil & Gas & Consumable Fuels - 14.6%
Cabot Oil & Gas Corporation	20,000	994,800
ConocoPhillips	11,000	637,890
Denbury Resources Inc. (a)	35,000	567,000
Exxon Mobil Corporation	4,000	346,200
Gulfport Energy Corporation (a)	30,800	1,177,176
Noble Energy, Inc.	7,000	712,180
Range Resources Corporation	10,000	628,300
SM Energy Company	15,000	783,150
The Williams Companies, Inc.	30,000	982,200
		6,828,896
Pharmaceuticals - 1.8%
Abbott Laboratories	12,500	818,750

Software - 4.5%
Adobe Systems Incorporated (a)	32,500	1,224,600
Nuance Communications, Inc. (a)	40,000	892,800
		2,117,400

The accompanying notes are an integral part of these financial statements.

11

LKCM Aquinas Value Fund
Schedule of Investments, Continued
December 31, 2012

COMMON STOCKS	Shares	Value
Specialty Retail - 4.5%
Foot Locker, Inc.	15,000	$481,800
The Home Depot, Inc.	10,000	618,500
Tiffany & Co.	17,500	1,003,450
		2,103,750
Thrifts & Mortgage Finance - 1.6%
Capitol Federal Financial Inc.	65,000	759,850

TOTAL COMMON STOCKS
(Cost $34,366,212)		46,175,208

SHORT-TERM INVESTMENT - 1.3%
Money Market Fund (c) - 1.3%
Federated Government Obligations
Fund - Institutional Shares, 0.01%	596,253	596,253

TOTAL SHORT-TERM INVESTMENT
(Cost $596,253)		596,253

Total Investments - 99.7%
(Cost $34,962,465)		46,771,461
Other Assets in Excess of Liabilities - 0.3%		130,424
TOTAL NET ASSETS - 100.0%		$46,901,885

(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

12

LKCM Aquinas Growth Fund
Schedule of Investments
December 31, 2012

COMMON STOCKS - 98.4%	Shares	Value
Aerospace & Defense - 1.6%
Rockwell Collins, Inc.	10,000	$581,700

Air Freight & Logistics - 2.6%
C.H. Robinson Worldwide, Inc.	7,000	442,540
FedEx Corp.	5,000	458,600
		901,140
Banks - 5.0%
BOK Financial Corporation	10,000	544,600
Cullen/Frost Bankers, Inc.	10,000	542,700
Texas Capital Bancshares, Inc. (a)	15,000	672,300
		1,759,600
Beverages - 2.1%
The Coca-Cola Company	20,000	725,000

Chemicals - 3.3%
FMC Corporation	10,000	585,200
Monsanto Company	6,000	567,900
		1,153,100
Communications Equipment - 1.7%
F5 Networks, Inc. (a)	6,000	582,900

Computers & Peripherals - 7.5%
Apple Inc.	1,800	959,454
EMC Corporation (a)	30,000	759,000
International Business Machines Corporation	3,500	670,425
NetApp, Inc. (a)	8,000	268,400
		2,657,279
Consumer Finance - 1.6%
American Express Company	10,000	574,800

Distributors - 1.8%
LKQ Corporation (a)	30,000	633,000

Electrical Equipment & Instruments - 5.3%
AMETEK, Inc.	15,000	563,550
Emerson Electric Co.	12,000	635,520
Roper Industries, Inc.	6,000	668,880
		1,867,950
Electronic Equipment & Instruments - 3.2%
National Instruments Corporation	18,000	464,580
Trimble Navigation Limited (a)	11,000	657,580
		1,122,160
Energy Equipment & Services - 1.5%
National Oilwell Varco Inc.	8,000	546,800

Food & Drug Retailing - 3.7%
Casey’s General Stores, Inc.	10,000	531,000
Costco Wholesale Corporation	8,000	790,160
		1,321,160
Food Products - 1.6%
Whole Foods Market, Inc.	6,000	547,980

Health Care Equipment & Supplies - 3.2%
Covidien plc (b)	10,000	577,400
DENTSPLY International Inc.	14,000	554,540
		1,131,940
Health Care Providers & Services - 1.2%
Express Scripts Holding Co (a)	8,000	432,000

Hotels, Restaurants & Leisure - 1.9%
Yum! Brands, Inc.	10,000	664,000

Household Products - 3.7%
Colgate-Palmolive Company	6,000	627,240
The Procter & Gamble Company	10,000	678,900
		1,306,140
Internet Catalog & Retail - 2.1%
Amazon.com, Inc. (a)	3,000	753,420

Internet Software & Services - 4.6%
Akamai Technologies, Inc. (a)	22,000	900,020
Google Inc. - Class A (a)	1,000	709,370
		1,609,390
Machinery - 3.7%
Danaher Corporation	11,000	614,900
Valmont Industries, Inc.	5,000	682,750
		1,297,650
Media - 0.8%
Sirius XM Radio Inc.	100,000	289,000

Metals & Mining - 3.2%
Carpenter Technology Corporation	10,000	516,300
Reliance Steel & Aluminum Co.	10,000	621,000
		1,137,300
Oil & Gas & Consumable Fuels - 8.5%
Cabot Oil & Gas Corporation	20,000	994,800
Gulfport Energy Corporation (a)	10,000	382,200
Oasis Petroleum Inc. (a)	15,000	477,000
Range Resources Corporation	10,000	628,300
SM Energy Company	10,000	522,100
		3,004,400
Pharmaceuticals - 3.0%
Abbott Laboratories	8,000	524,000
Allergan, Inc.	6,000	550,380
		1,074,380
Semiconductor Equipment & Products - 1.2%
Cirrus Logic, Inc. (a)	15,000	434,550

Software - 10.6%
ACI Worldwide, Inc. (a)	15,000	655,350
Adobe Systems Incorporated (a)	10,000	376,800
Aspen Technology, Inc. (a)	30,000	829,200
Citrix Systems, Inc. (a)	7,000	460,250
TIBCO Software Inc. (a)	30,000	660,300
VMware, Inc. - Class A (a)	8,000	753,120
		3,735,020

The accompanying notes are an integral part of these financial statements.

13

LKCM Aquinas Growth Fund
Schedule of Investments, Continued
December 31, 2012

COMMON STOCKS	Shares	Value
Specialty Retail - 8.2%
The Home Depot, Inc.	6,000	$371,100
O’Reilly Automotive, Inc. (a)	8,000	715,360
PetSmart, Inc.	5,000	341,700
Tractor Supply Company	9,000	795,240
Ulta Salon, Cosmetics & Fragrance, Inc.	7,000	687,820
		2,911,220
TOTAL COMMON STOCKS
(Cost $23,440,384)		34,754,979

SHORT-TERM INVESTMENT - 2.0%
Money Market Fund (c) - 2.0%
Federated Government Obligations
Fund - Institutional Shares, 0.01%	689,721	689,721

TOTAL SHORT-TERM INVESTMENT
(Cost $689,721)		689,721

Total Investments - 100.4%
(Cost $24,130,105)		35,444,700
Liabilities in Excess of Other Assets - (0.4)%		(129,437)
TOTAL NET ASSETS - 100.0%		$35,315,263

(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

14

LKCM Aquinas Small Cap Fund
Schedule of Investments
December 31, 2012

COMMON STOCKS - 96.6%	Shares	Value
Aerospace & Defense - 2.7%
Hexcel Corporation (a)	7,175	$193,438
Teledyne Technologies Incorporated (a)	1,840	119,729
		313,167
Auto Components - 1.2%
Group 1 Automotive, Inc.	2,365	146,606

Automobiles - 0.8%
Thor Industries, Inc.	2,400	89,832

Banks - 9.3%
Community Bank System, Inc.	5,250	143,640
First Horizon National Corporation	16,550	164,011
Hancock Holding Company	3,760	119,342
Home Bancshares Inc.	3,600	118,872
Prosperity Bancshares, Inc.	3,125	131,250
Texas Capital Bancshares, Inc. (a)	3,650	163,593
UMB Financial Corporation	2,775	121,656
Umpqua Holdings Corporation	10,775	127,037
		1,089,401
Biotechnology - 1.0%
Exact Sciences Corp. (a)	10,630	112,572

Building Products - 1.0%
Armstrong World Industries, Inc.	2,200	111,606

Capital Markets - 1.4%
Greenhill & Co., Inc.	3,075	159,869

Commercial Services & Supplies - 1.1%
Insperity, Inc.	3,865	125,845

Communications Equipment - 3.7%
Ciena Corporation (a)	9,200	144,440
IXIA (a)	8,350	141,783
Loral Space & Communications Inc.	1,600	87,456
NICE Systems Limited - ADR (a) (b)	1,875	62,775
		436,454
Consumer Finance - 1.3%
First Cash Financial Services, Inc. (a)	3,025	150,101

Containers & Packaging - 1.1%
Silgan Holdings Inc.	3,000	124,770

Electrical Equipment & Instruments - 4.9%
Belden Inc.	4,000	179,960
Franklin Electric Co., Inc.	2,625	163,196
Thermon Group Holdings Inc. (a)	5,245	118,170
Woodward Inc.	2,970	113,246
		574,572
Electronic Equipment & Instruments - 1.8%
FARO Technologies, Inc. (a)	3,350	119,528
National Instruments Corporation	3,650	94,206
		213,734
Energy Equipment & Services - 0.8%
Atwood Oceanics, Inc. (a)	2,125	97,304

Food & Drug Retailing - 0.7%
Casey’s General Stores, Inc.	1,455	77,260

Health Care Equipment & Supplies - 8.6%
Cyberonics, Inc. (a)	4,075	214,060
DexCom Inc. (a)	12,050	164,000
Endologix, Inc. (a)	10,825	154,148
Integra LifeSciences Holdings (a)	3,700	144,189
MWI Veterinary Supply, Inc. (a)	1,820	200,200
The Spectranetics Corporation (a)	8,608	127,140
		1,003,737
Health Care Providers & Services - 4.3%
Computer Programs and Systems, Inc.	2,720	136,925
HMS Holdings Corporation (a)	5,750	149,040
Team Health Holdings, Inc. (a)	7,500	215,775
		501,740
Household Durables - 2.0%
Select Comfort Corporation (a)	5,325	139,355
Tempur-Pedic International Inc. (a)	3,150	99,194
		238,549
Industrial Conglomerates - 1.5%
Raven Industries, Inc.	3,600	94,896
Rexnord Corp. (a)	3,610	76,893
		171,789
Insurance - 1.6%
AmTrust Financial Services, Inc.	6,600	189,354

Internet Software & Services - 1.7%
LivePerson, Inc. (a)	6,915	90,863
LogMeIn, Inc. (a)	4,800	107,568
		198,431
IT Consulting & Services - 1.0%
Acxiom Corporation (a)	6,525	113,927

Machinery - 6.4%
Actuant Corporation - Class A	5,100	142,341
Barnes Group Inc.	5,050	113,423
Chart Industries, Inc. (a)	1,450	96,672
CLARCOR Inc.	2,000	95,560
The Middleby Corporation (a)	1,500	192,315
Westport Innovations Inc. (a) (b)	3,950	105,504
		745,815
Marine - 1.1%
Kirby Corporation (a)	2,125	131,516

Media - 1.2%
Cinemark Holdings, Inc.	5,575	144,838

Metals & Mining - 3.5%
Carpenter Technology Corporation	2,675	138,110
Commercial Metals Company	10,075	149,715
Walter Energy, Inc.	3,260	116,969
		404,794

The accompanying notes are an integral part of these financial statements.

15

LKCM Aquinas Small Cap Fund
Schedule of Investments, Continued
December 31, 2012

COMMON STOCKS - 96.6%	Shares	Value
Oil & Gas & Consumable Fuels - 6.8%
Approach Resources Inc. (a)	6,050	$151,311
Comstock Resources, Inc. (a)	7,170	108,482
Gulfport Energy Corporation (a)	4,825	184,411
Kodiak Oil & Gas Corporation (a) (b)	13,350	118,147
Oasis Petroleum Inc. (a)	3,830	121,794
Rosetta Resources, Inc. (a)	2,460	111,586
		795,731
Pharmaceuticals - 2.4%
Akorn, Inc. (a)	11,626	155,323
IMPAX Laboratories, Inc. (a)	6,325	129,599
		284,922
Real Estate - 0.5%
FirstService Corporation (a) (b)	2,041	57,679

Semiconductor Equipment & Products - 1.0%
Cirrus Logic, Inc. (a)	3,775	109,362

Software - 5.6%
ACI Worldwide, Inc. (a)	3,725	162,745
Aspen Technology, Inc. (a)	8,585	237,289
Interactive Intelligence Group, Inc. (a)	4,575	153,446
Pegasystems Inc.	4,620	104,782
		658,262
Specialty Retail - 5.8%
DSW Inc. - Class A	2,404	157,919
Genesco Inc. (a)	2,325	127,875
GNC Holdings, Inc. - Class A	2,645	88,026
Monro Muffler Brake, Inc.	3,225	112,778
Sonic Automotive, Inc. - Class A	9,125	190,621
		677,219
Textiles, Apparel & Luxury Goods - 3.2%
The Children’s Place Retail Stores, Inc. (a)	2,375	105,189
Fifth & Pacific Companies, Inc. (a)	5,885	73,268
Oxford Industries, Inc.	1,715	79,507
Wolverine World Wide, Inc.	2,875	117,818
		375,782
Thrifts & Mortgage Finance - 1.2%
Capitol Federal Financial Inc.	11,900	139,111

Trading Companies & Distributors - 3.8%
Beacon Roofing Supply, Inc. (a)	4,565	151,923
Kaman Corporation	3,650	134,320
WESCO International, Inc. (a)	2,425	163,518
		449,761
Wireless Telecommunication Services - 0.6%
Leap Wireless International, Inc. (a)	11,125	73,981

TOTAL COMMON STOCKS
(Cost $10,169,358)		11,289,393

SHORT-TERM INVESTMENTS - 3.1%
Money Market Funds (c) - 3.1%
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.01%	18,507	18,507
Federated Government Obligations
Fund - Institutional Shares, 0.01%	336,683	336,683

TOTAL SHORT-TERM INVESTMENTS
(Cost $355,190)		355,190

Total Investments - 99.7%
(Cost $10,524,548)		11,644,583
Other Assets in Excess of Liabilities - 0.3%		39,330
TOTAL NET ASSETS - 100.0%		$11,683,913

ADR  American Depository Receipt
(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities
December 31, 2012

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Assets:
Investments, at value*	$46,771,461	$35,444,700	$11,644,583
Dividends and interest receivable	28,734	3,253	2,517
Receivable for fund shares sold	313,519	27,663	58,937
Other assets	12,257	10,773	12,534
Total assets	47,125,971	35,486,389	11,718,571

Liabilities:
Payable for investment advisory fees	101,194	73,749	6,426
Payable for distribution expense (Note B)	63,589	62,124	6,684
Payable for fund shares redeemed	27,977	8,164	1,130
Payable for accounting and transfer agent fees and expenses	12,354	11,313	7,511
Payable for administrative fees	7,149	5,680	3,959
Payable for reports to shareholders	3,101	2,265	1,067
Accrued expenses and other liabilities	8,722	7,831	7,881
Total liabilities	224,086	171,126	34,658
Net Assets	$46,901,885	$35,315,263	$11,683,913

Net Assets Consist of:
Paid in capital	$34,692,410	$23,676,287	$10,609,006
Accumulated net investment income	5,438	—	—
Accumulated net realized gain (loss) on securities	395,041	324,381	(45,128)
Net unrealized appreciation on investments	11,808,996	11,314,595	1,120,035
Net Assets	$46,901,885	$35,315,263	$11,683,913

Net Assets	$46,901,885	$35,315,263	$11,683,913
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	3,306,794	1,905,432	1,591,504
Net asset value per share
(offering and redemption price)	$14.18	$18.53	$7.34

* Cost of Investments	$34,962,465	$24,130,105	$10,524,548

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations
For the year ended December 31, 2012

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Investment Income:
Dividends	$894,849	$414,755	$173,687
Interest	93	129	59
Total income	894,942	414,884	173,746

Expenses:
Investment advisory fees	406,307	327,688	117,703
Distribution expense (Note B)	112,863	91,025	29,426
Accounting and transfer agent fees and expenses	71,231	67,856	44,470
Administrative fees	42,094	34,440	23,410
Federal and state registration	24,631	23,613	22,625
Professional fees	10,892	9,574	5,555
Reports to shareholders	6,965	5,453	2,574
Trustees’ fees	6,427	4,950	1,619
Custody fees and expenses	5,532	4,795	23,490
Other	8,800	7,150	2,305
Total expenses	695,742	576,544	273,177
Less, expense waiver and/or reimbursement (Note B)	(18,564)	(30,397)	(96,622)
Net expenses	677,178	546,147	176,555
Net investment income (loss)	217,764	(131,263)	(2,809)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	1,326,430	673,619	890,642
Net change in unrealized appreciation/depreciation on investments	3,495,779	2,988,753	(51,171)
Net Realized and Unrealized Gain on Investments	4,822,209	3,662,372	839,471

Net Increase in Net Assets Resulting from Operations	$5,039,973	$3,531,109	$836,662

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	LKCM Aquinas		LKCM Aquinas
	Value Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$217,764	$65,817	$(131,263)	$(195,606)
Net realized gain (loss) on investments	1,326,430	(58,553)	673,619	182,390
Net change in unrealized
appreciation/depreciation on investments	3,495,779	88,730	2,988,753	395,083

Net increase in net assets resulting from operations	5,039,973	95,994	3,531,109	381,867

Dividends and Distributions to Shareholders:
Net investment income	(217,662)	(60,353)	—	—
Net realized gain on investments	—	—	(193,245)	—
	(217,662)	(60,353)	(193,245)	—
Net increase (decrease) in net assets resulting from
Fund share transactions (Note C)	23,488	3,666,838	(1,720,497)	2,216,937

Total increase in net assets	4,845,799	3,702,479	1,617,367	2,598,804

Net Assets:
Beginning of period	42,056,086	38,353,607	33,697,896	31,099,092
End of period*	$46,901,885	$42,056,086	$35,315,263	$33,697,896
* Including accumulated net investment income of	$5,438	$5,464	$—	$—

	LKCM Aquinas
	Small Cap Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Operations:
Net investment loss	$(2,809)	$(91,849)
Net realized gain on investments	890,642	355,513
Net change in unrealized
appreciation/depreciation on investments	(51,171)	(410,794)

Net increase (decrease) in net assets resulting from operations	836,662	(147,130)

Dividends and Distributions to Shareholders:
Net realized gain on investments	(881,020)	—

Net increase in net assets resulting from
Fund share transactions (Note C)	691,086	4,679,534

Total increase in net assets	646,728	4,532,404

Net Assets:
Beginning of period	11,037,185	6,504,781
End of period	$11,683,913	$11,037,185

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Aquinas Value Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008

Net Asset Value - Beginning of Period	$12.72	$12.68	$10.82	$8.15	$13.07
Net investment income	0.07	0.02	0.00 (1)	0.02	0.04
Net realized and unrealized gain (loss) on investments	1.46	0.04	1.87	2.67	(4.92)
Total from investment operations	1.53	0.06	1.87	2.69	(4.88)
Dividends from net investment income	(0.07)	(0.02)	(0.01)	(0.02)	(0.04)
Net Asset Value - End of Period	$14.18	$12.72	$12.68	$10.82	$8.15
Total Return	12.01%	0.46%	17.25%	32.94%	(37.34)%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$46,902	$42,056	$38,354	$36,536	$25,184
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.54%	1.55%	1.57%	1.65%	1.58%
After expense waiver and/or reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	0.44%	0.11%	(0.06)%	0.04%	0.28%
After expense waiver and/or reimbursement	0.48%	0.16%	0.01%	0.19%	0.36%
Portfolio turnover rate	28%	29%	31%	29%	70%

(1)  Amount is less than $0.005.

	LKCM Aquinas Growth Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008

Net Asset Value - Beginning of Period	$16.86	$16.61	$14.25	$10.96	$16.38
Net investment loss(1)	(0.07)	(0.10)	(0.08)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	1.84	0.35	2.44	3.33	(5.37)
Total from investment operations	1.77	0.25	2.36	3.29	(5.42)
Dividends from net investment income	—	—	—	—	(0.00	)(2)
Distributions from net realized gains	(0.10)	—	—	—	—
Total dividends and distributions	(0.10)	—	—	—	(0.00	)(2)
Net Asset Value - End of Period	$18.53	$16.86	$16.61	$14.25	$10.96
Total Return	10.52%	1.51%	16.56%	30.02%	(33.07)%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$35,315	$33,698	$31,099	$34,071	$26,944
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.58%	1.60%	1.63%	1.66%	1.56%
After expense waiver and/or reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.44)%	(0.71)%	(0.65)%	(0.46)%	(0.40)%
After expense waiver and/or reimbursement	(0.36)%	(0.61)%	(0.52)%	(0.30)%	(0.34)%
Portfolio turnover rate	42%	50%	46%	47%	67%

(1)	Net investment loss per share is calculated using the ending balance of accumulated net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Less than $(0.005).

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Aquinas Small Cap Fund
	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2012		2011		2010		2009		2008

Net Asset Value - Beginning of Period	$7.35		$7.07		$5.25		$4.03		$6.47
Net investment loss	(0.00	)(1)(2)	(0.06	)(1)	(0.05	)(1)	(0.04	)(3)	(0.04	)(3)
Net realized and unrealized gain (loss) on investments	0.59		0.34		1.87		1.26		(2.40)
Total from investment operations	0.59		0.28		1.82		1.22		(2.44)
Distributions from net realized gains	(0.60)		—		—		—		(0.00	)(2)
Net Asset Value - End of Period	$7.34		$7.35		$7.07		$5.25		$4.03
Total Return	8.16%		3.96%		34.67%		30.27%		(37.64)%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$11,684		$11,037		$6,505		$5,265		$3,403
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	2.32%		2.44%		3.26%		3.68%		2.91%
After expense waiver and/or reimbursement	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.84)%		(1.81)%		(2.70)%		(3.03)%		(2.11)%
After expense waiver and/or reimbursement	(0.02)%		(0.87)%		(0.94)%		(0.85)%		(0.70)%
Portfolio turnover rate	82%		70%		84%		66%		91%

(1)	Net investment loss per share is calculated using the ending balance of accumulated net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Less than $(0.005).
(3)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

21

LKCM Funds
Notes to the Financial Statements

A.  Organization and Significant Accounting Policies: LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of eight diversified series of shares, three of which are the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds (collectively, the “Funds”) and are reported here. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Value Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes to be undervalued relative to a company’s earnings. The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Growth Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies that the Adviser believes generally have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, underleveraged balance sheets and potential for above-average capital appreciation.  The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Small Cap Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in equity securities of smaller companies (those with market capitalizations at the time of investment between $400 million and $2.5 billion) that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation.

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (“Guidelines”). Each Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices conflict with the Guidelines, and potentially excluding from each Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Funds for policies on various issues contemplated by the Guidelines. If a Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1.  Security Valuation:  Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price, taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

22

Level 1 -	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 -
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2012:

LKCM Aquinas Value Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$46,175,208	$—	$—	$46,175,208
Money Market Fund	596,253	—	—	596,253
Total Investments*	$46,771,461	$—	$—	$46,771,461

LKCM Aquinas Growth Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$34,754,979	$—	$—	$34,754,979
Money Market Fund	689,721	—	—	689,721
Total Investments*	$35,444,700	$—	$—	$35,444,700

LKCM Aquinas Small Cap Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$11,289,393	$—	$—	$11,289,393
Money Market Funds	355,190	—	—	355,190
Total Investments*	$11,644,583	$—	$—	$11,644,583

*  Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the previous annual report.

2.  Federal Income Taxes:  The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.  Distributions to Shareholders: The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis.

4.  Foreign Securities:  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.  Expense Allocation:  Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.  Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.  Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

23

8.  Other:  Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Accordingly, at December 31, 2012, reclassifications were recorded as follows:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Accumulated net investment income (loss)	$(128)	$131,263	$2,809
Accumulated gain (loss)	128	—	(799)
Paid in capital	—	(131,263)	(2,010)

B.  Investment Advisory and Other Agreements: Luther King Capital Management Corporation serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2013 in order to limit each Fund’s operating expenses to the annual cap rates identified below. For the year ended December 31, 2012, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Annual Advisory Rate	0.90%	0.90%	1.00%
Annual Cap on Expenses	1.50%	1.50%	1.50%
Fees Waived in 2012	$18,564	$30,397	$96,622

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The LKCM Funds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the average daily net assets for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds. For the year ended December 31, 2012, fees accrued by the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $112,863, $91,025 and $29,426, respectively.

C.  Fund Shares: At December 31, 2012, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

Aquinas Value Fund
	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	577,271	$7,824,828	1,018,388	$13,031,092
Shares issued to shareholders in
reinvestment of distributions	12,532	174,693	3,722	47,530
Shares redeemed	(589,420)	(7,976,206)	(740,074)	(9,413,349)
Redemption fee		173		1,565
Net increase	383	$23,488	282,036	$3,666,838
Shares Outstanding:
Beginning of period	3,306,411		3,024,375
End of period	3,306,794		3,306,411

24

Aquinas Growth Fund
	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	253,717	$4,583,853	415,153	$7,065,876
Shares issued to shareholders in
reinvestment of distributions	10,439	189,988	—	—
Shares redeemed	(357,597)	(6,494,565)	(288,699)	(4,849,520)
Redemption fee		227		581
Net increase (decrease)	(93,441)	$(1,720,497)	126,454	$2,216,937
Shares Outstanding:
Beginning of period	1,998,873		1,872,419
End of period	1,905,432		1,998,873

Aquinas Small Cap Fund
	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	921,819	$7,462,341	1,723,026	$13,044,564
Shares issued to shareholders in
reinvestment of distributions	117,087	840,682	—	—
Shares redeemed	(948,412)	(7,613,540)	(1,142,587)	(8,370,923)
Redemption fee		1,603		5,893
Net increase	90,494	$691,086	580,439	$4,679,534
Shares Outstanding:
Beginning of period	1,501,010		920,571
End of period	1,591,504		1,501,010

D.  Security Transactions:  Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2012 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
LKCM Aquinas Value Fund	$—	$12,610,802	$—	$12,720,232
LKCM Aquinas Growth Fund	—	14,728,496	—	15,185,231
LKCM Aquinas Small Cap Fund	—	9,382,820	—	9,427,171

E.  Tax Information:  At December 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Cost of Investments	$34,962,465	$24,130,105	$10,543,058
Gross Unrealized Appreciation	$12,250,764	$11,446,334	$1,486,475
Gross Unrealized Depreciation	(441,768)	(131,739)	(384,950)
Net Unrealized Appreciation	$11,808,996	$11,314,595	$1,101,525
Undistributed Ordinary Income	$5,438	$—	$—
Undistributed Long-Term Capital Gain	395,041	324,381	—
Total Distributable Earnings	$400,479	$324,381	$—
Other Accumulated Losses	$—	$—	$(26,618)
Total Accumulated Gains	$12,209,475	$11,638,976	$1,074,907

The difference between book-basis and tax-basis unrealized appreciation, if any, is attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

25

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.  During the year ended December 31, 2012, the LKCM Aquinas Value Fund and LKCM Aquinas Growth Fund utilized capital loss carryforwards of $720,778 and $103,330, respectively.

At December 31, 2012, the LKCM Aquinas Small Cap Fund deferred, on a tax basis, post-October capital losses of $26,618.

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gain	Income	Capital Gain
LKCM Aquinas Value Fund	$217,662	$—	$60,353	$—
LKCM Aquinas Growth Fund	—	193,245	—	—
LKCM Aquinas Small Cap Fund	—	881,020	—	—

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2009 through December 31, 2012. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2012. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expenses” and penalties in “other expenses” on the statement of operations.

F.  Election of Trustees:  On February 21, 2013, the Trust held a Special Meeting of Shareholders to elect Trustees to the Board of Trustees of the Trust.  In connection with the Special Meeting of Shareholders, the Trust’s shareholders elected J. Luther King, Jr., H. Kirk Downey, Earle A. Shields, Jr., Richard J. Howell, Steven Purvis and Larry J. Lockwood to serve as trustees to the Board of Trustees of the Trust.

The following table illustrates the results of the voting with respect to the election of Trustees:

Trustee	For	Withheld
J. Luther King Jr.	83,209,072	2,032,811
H. Kirk Downey	83,238,239	2,003,646
Earle A. Shields, Jr.	83,208,667	2,033,217
Richard J. Howell	83,248,488	1,993,396
Steven R. Purvis	80,694,422	4,547,461
Larry J. Lockwood	84,999,777	242,107

G.  Subsequent Events:  In preparing these financial statements, the Trust has evaluated events after December 31, 2012 that would require adjustment to or additional disclosure in these financial statements.  See Note F.

26

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of LKCM Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of LKCM Aquinas Funds (the “Funds”) comprising the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund, and LKCM Aquinas Small Cap Fund as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the LKCM Aquinas Funds as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
February 27, 2013

27

LKCM Funds
Additional Information
December 31, 2012

Availability of Proxy Voting Information:  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov. The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-423-6369. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

28

Information about the Funds’ Trustees:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

		Term of		Number of
		Office &		Portfolios in
	Position(s)	Length		Fund Complex	Other
Name, Address	Held with	of Time	Principal Occupation	Overseen	Directorships
and Age	the Trust	Served(1)	During Past Five Years	by Trustee	Held by Trustee
Disinterested Trustees:
H. Kirk Downey	Chairman of	Since 2005	President and CEO, Texas	8	Non-Executive Chairman
301 Commerce Street	the Board		Systems, LLC and CEO, Texas		of the Board of AZZ
Suite 1600	of Trustees		learning systems LLC since 1999;		Incorporated,
Fort Worth, TX 76102			Dean, M.J. Neeley School of		(a manufacturing
Year of Birth: 1942	Trustee	Since 1994	Business, Texas Christian University		company).
Business School from 1987 to 1999.

Earle A. Shields, Jr.	Trustee	Since 1994	Consultant; formerly Consultant	8	Priests Pension Fund
301 Commerce Street			for NASDAQ Corp. and Vice		of the Catholic Diocese
Suite 1600			President, Merrill Lynch & Co., Inc.		of Fort Worth, Lay
Fort Worth, TX 76102					Workers Pension Fund
Year of Birth: 1920					of the Catholic Diocese
of Fort Worth, St. Joseph
Health Care Trust, Catholic
Schools Trust and Catholic
Foundation of North Texas.

Richard J. Howell	Trustee	Since 2005	CPA; Adjunct Faculty at SMU	8	Red Robin Gourmet
301 Commerce Street			Cox School of Business from		Burgers, Inc.
Suite 1600	Chairman of	Since 2008	2004 to 2009; Consulting Services,
Fort Worth, TX 76102	the Audit and		since 2002; Audit Partner, Arthur
Year of Birth: 1942	Compliance		Andersen LLP from 1974 to 2002.
Committee

Larry J. Lockwood	Trustee	Since 2013	C.R. Williams Professor of Finance,	8	N/A
301 Commerce Street			Stan Block Endowed Chair in
Suite 1600			Finance, Department of Finance,
Fort Worth, TX 76102			Neeley School of Business, Texas
Year of Birth: 1953			Christian University since 1994.

Interested Trustees:
J. Luther King, Jr.(2)	Trustee,	Since 1994	Chairman, President and Director,	8	4K Land & Cattle
301 Commerce Street	President and		Luther King Capital Management		Company (ranching),
Suite 1600	Chief Executive		Corporation since 1979.		Hunt Forest Products
Fort Worth, TX 76102	Officer				(lumber), Southwestern
Year of Birth: 1940					Exposition & Livestock
(livestock), Southwest
JLK Corporation
(management company),
Texas Christian
University, Texas
Southwestern Cattleraisers
Foundation (livestock),
Tyler Technologies
(information management
company for government
agencies), King Ranch,
Inc. (ranching), and Amon
Carter Museum of
American Art.

(1)  Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)  Mr. King and Mr. Purvis are “interested persons” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

29

Information about the Funds’ Trustees, Continued

		Term of		Number of
		Office &		Portfolios in
	Position(s)	Length		Fund Complex	Other
Name, Address	Held with	of Time	Principal Occupation	Overseen	Directorships
and Age	the Trust	Served(1)	During Past Five Years	by Trustee	Held by Trustee
Interested Trustees, Continued:
Steve R. Purvis(2)	Trustee	Since 2013	Principal, Luther King Capital	8	N/A
301 Commerce Street			Management since 2003, Vice
Suite 1600	Vice President	Since 2000	President and Portfolio Adviser
Fort Worth, TX 76102			Luther King Capital Management
Year of Birth: 1964			since 1996.

Term of
Office &
	Position(s)	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served(1)	During Past Five Years
Officers:
J. Luther King, Jr.	Trustee,	Since 1994	Chairman, President and Director, Luther King Capital Management
301 Commerce Street	President and		Corporation since 1979.
Suite 1600	Chief Executive
Fort Worth, TX 76102	Officer
Year of Birth: 1940

Paul W. Greenwell	Vice President	Since 1996	Principal, Luther King Capital Management since 1986,
301 Commerce Street			Vice President and Portfolio Manager, Luther King Capital
Suite 1600			Management since 1983.
Fort Worth, TX 76102
Year of Birth: 1950

Richard Lenart	Secretary and	Since 2006	Luther King Capital Management since 2005.
301 Commerce Street	Treasurer
Suite 1600
Fort Worth, TX 76102
Year of Birth: 1966

Steven R. Purvis	Trustee	Since 2013	Principal, Luther King Capital Management since 2003,
301 Commerce Street			Vice President and Portfolio Manager, Luther King Capital
Suite 1600	Vice President	Since 2000	Management since 1996.
Fort Worth, TX 76102
Year of Birth: 1964

Jacob D. Smith	Chief	Since 2010	Vice President, General Counsel and Chief Compliance
301 Commerce Street	Financial		Officer, Luther King Capital Management since 2006.
Suite 1600	Officer
Fort Worth, TX 76102
Year of Birth: 1974	Chief	Since 2006
Compliance
Officer

(1)  Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)  Mr. King and Mr. Purvis are “interested persons” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

30

LKCM FUNDS
PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders.  This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds.  Accordingly, we have implemented policies and procedures designed to safeguard your personal information, such as your social security number, portfolio and investment history, account numbers, account balances, and contact information from unauthorized access.  Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to nonaffiliated third parties, except as authorized by you or your representatives, as required or permitted by law, or to certain nonaffiliated third parties, such as custodians, brokers, auditors, attorneys, or proxy administrators, that assist us in providing investment management services to you or on your behalf.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from various sources, including documents and other information that you or your representatives provide to us, communications that we have with you or your representatives, and documents and other information related to your investments or portfolio experience with us.

Please do not hesitate to contact our Chief Compliance Officer if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

LKCM FUNDS
P.O. Box 701
Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Secretary & Treasurer
Vice President	Trustee	Richard Lenart

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer

Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Richard J. Howell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$132,500	$134,000
Audit-Related Fees	$0	$0
Tax Fees	$29,000	$32,600
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (including any entity controlling, controlled by, or under common control with the adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	$29,000	$32,600
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  LKCM Funds

By (Signature and Title)  /s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date   2/27/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date 2/27/2013

By (Signature and Title) /s/ Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date 2/27/2013